                                                                    EXHIBIT 4.4

================================================================================

                               BUDGET GROUP, INC.

                                       TO

                              THE BANK OF NEW YORK
                                     TRUSTEE

                                ----------------


                                    INDENTURE

                            DATED AS OF JUNE 19, 1998

                                ----------------




                                  $309,278,400

                  (SUBJECT TO INCREASE TO UP TO $355,670,150 IN
                  THE EVENT AND TO THE EXTENT AN OVER-ALLOTMENT
                              OPTION IS EXERCISED)

                         HIGH TIDES DEBENTURES DUE 2028



================================================================================

                               TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
                                                        ARTICLE I

                                            Definitions and Other Provisions of
                                            --------------------------------
                                                  General Application
                                                  -------------------

SECTION 1.01.                 Definitions.............................................................            3
SECTION 1.02.                 Compliance Certificates and
                                 Opinions.............................................................           18
SECTION 1.03.                 Form of Documents Delivered to

                                Trustee...............................................................           18
SECTION 1.04.                 Acts of Holders; Record Dates...........................................           19
SECTION 1.05.                 Notices, Etc., to Trustee and the
                                 Company..............................................................           21
SECTION 1.06.                 Notice to Holders; Waiver...............................................           21
SECTION 1.07.                 Conflict with Trust Indenture Act.......................................           22
SECTION 1.08.                 Effect of Headings and Table of
                                 Contents.............................................................           22
SECTION 1.09.                 Successors and Assigns..................................................           22
SECTION 1.10.                 Separability Clause.....................................................           22
SECTION 1.11.                 Benefits of Indenture...................................................           22
SECTION 1.12.                 Governing Law...........................................................           23
SECTION 1.13.                 Legal Holidays..........................................................           23


                                                      ARTICLE II
                                                    Security Forms
                                                    --------------

SECTION 2.01.                 Forms Generally.........................................................           23
SECTION 2.02.                 Initial Issuance to Property
                                Trustee...............................................................           24
SECTION 2.03.                 Additional Provisions Required in
                                 Global Security......................................................           24
SECTION 2.04.                 Issuance of Global Securities to
                                 Holders..............................................................           25


                                                      ARTICLE III
                                                    The Securities
                                                    --------------


SECTION 3.01.                 Title and Terms.........................................................           26
SECTION 3.02.                 Denominations...........................................................           28
SECTION 3.03.                 Execution, Authentication, Delivery and
                                 Dating...............................................................           28
SECTION 3.04.                 Temporary Securities....................................................           28
SECTION 3.05.                 Global Securities.......................................................           29


                                                                                                                Page
                                                                                                                ----
SECTION 3.06.                 Registration, Transfer and Exchange
                                 Generally; Certain Transfers and
                                 Exchanges............................................................           30
SECTION 3.07.                 Mutilated, Destroyed, Lost and Stolen
                                 Securities...........................................................           34
SECTION 3.08.                 Payment of Interest; Interest Rights
                                 Preserved............................................................           35
SECTION 3.09.                 Persons Deemed Owners...................................................           37
SECTION 3.10.                 Cancelation.............................................................           37
SECTION 3.11.                 Right of Set Off........................................................           38
SECTION 3.12.                 CUSIP Numbers...........................................................           38
SECTION 3.13.                 Extension of Interest Payment Period;
                                 Notice of Extension..................................................           38
SECTION 3.14.                 Paying Agent, Security Registrar and
                                 Conversion Agent.....................................................           39


                                                       ARTICLE IV
                                              Satisfaction and Discharge
                                              --------------------------

SECTION 4.01.                 Satisfaction and Discharge of
                                Indenture.............................................................           40
SECTION 4.02.                 Application of Trust Money..............................................           41


                                                      ARTICLE V
                                                       Remedies
                                                       --------

SECTION 5.01.                 Events of Default.......................................................           41
SECTION 5.02.                 Acceleration of Maturity; Rescission
                                 and Annulment........................................................           43
SECTION 5.03.                 Collection of Indebtedness and Suits
                                 for Enforcement by Trustee...........................................           46
SECTION 5.04.                 Trustee May File Proofs
                                 of Claim.............................................................           46
SECTION 5.05.                 Trustee May Enforce Claims Without
                                 Possession of Securities.............................................           47
SECTION 5.06.                 Application of Money Collected..........................................           47
SECTION 5.07.                 Limitation on Suits.....................................................           47
SECTION 5.08.                 Unconditional Right of Holders to
                                 Receive Principal and Interest and
                                 Convert..............................................................           48
SECTION 5.09.                 Restoration of Rights and Remedies......................................           49
SECTION 5.10.                 Rights and Remedies Cumulative..........................................           49
SECTION 5.11.                 Delay or Omission Not Waiver............................................           49
SECTION 5.12.                 Control by Holders......................................................           49
SECTION 5.13.                 Waiver of Past Defaults.................................................           50
SECTION 5.14.                 Undertaking for Costs...................................................           50
SECTION 5.15.                 Waiver of Stay or Extension Laws........................................           50
SECTION 5.16.                 Enforcement by Holders of Preferred
                                 Securities...........................................................           51






                                                                                                                Page
                                                                                                                ----
                                                        ARTICLE VI
                                                       The Trustee
                                                       -----------

SECTION 6.01.                 Certain Duties and Responsibilities.....................................           51
SECTION 6.02.                 Notice of Defaults......................................................           52
SECTION 6.03.                 Certain Rights of Trustee...............................................           52
SECTION 6.04.                 Not Responsible for Recitals or
                                 Issuance of Securities...............................................           54
SECTION 6.05.                 May Hold Securities.....................................................           54
SECTION 6.06.                 Money Held in Trust.....................................................           54
SECTION 6.07.                 Compensation and Reimbursement..........................................           54
SECTION 6.08.                 Disqualification; Conflicting
                                Interests.............................................................           55
SECTION 6.09.                 Corporate Trustee Required;
                                Eligibility...........................................................           55
SECTION 6.10.                 Resignation and Removal; Appointment of
                                 Successor............................................................           55
SECTION 6.11.                 Acceptance of Appointment by
                                Successor.............................................................           57
SECTION 6.12.                 Merger, Conversion, Consolidation or
                                 Succession to Business...............................................           57
SECTION 6.13.                 Preferential Collection of Claims
                                 Against Company......................................................           58


                                                      ARTICLE VII
                                   Holders' Lists and Reports by Trustee and Company
                                   -------------------------------------------------

SECTION 7.01.                 Company to Furnish Trustee Names and
                                 Addresses of Holders.................................................           58
SECTION 7.02.                 Preservation of Information;
                                 Communications to Holders............................................           58
SECTION 7.03.                 Reports by Trustee......................................................           59
SECTION 7.04.                 Reports by Company......................................................           59
SECTION 7.05.                 Tax Reporting ..........................................................           59

                                                    ARTICLE VIII
                                 Consolidation, Merger, Conveyance, Transfer or Lease
                                 ----------------------------------------------------

SECTION 8.01.                 Company May Consolidate, Etc., Only on
                                 Certain Terms........................................................           60
SECTION 8.02.                 Successor Substituted...................................................           61

                                                                                                                 Page
                                                                                                                 ----
                                                        ARTICLE IX
                                                 Supplemental Indentures
                                                 -----------------------

SECTION 9.01.                 Supplemental Indentures Without Consent
                                 of Holders...........................................................           61
SECTION 9.02.                 Supplemental Indentures with Consent of
                                 Holders..............................................................           62
SECTION 9.03.                 Execution of Supplemental
                                Indentures............................................................           63
SECTION 9.04.                 Effect of Supplemental
                                Indentures............................................................           64
SECTION 9.05.                 Conformity with Trust Indenture
                                Act...................................................................           64
SECTION 9.06.                 Reference in Securities to Supplemental
                                 Indentures...........................................................           64


                                                        ARTICLE X
                                        Covenants; Representations and Warranties
                                        -----------------------------------------

SECTION 10.01.                Payment of Principal and Interest.......................................           64
SECTION 10.02.                Maintenance of Office or Agency.........................................           65
SECTION 10.03.                Money for Security Payments to Be Held
                                 in Trust.............................................................           65
SECTION 10.04.                Statement by Officers as to
                                Default...............................................................           66
SECTION 10.05.                Limitation on Dividends; Transactions
                                 with Affiliates; Covenants as to the
                                 Trust................................................................           66
SECTION 10.06.                Payment of Expenses of the Trust........................................           68
SECTION 10.07.                Registration Rights.....................................................           68


                                                      ARTICLE XI
                                               Redemption of Securities
                                               ------------------------

SECTION 11.01.                Optional Redemption.....................................................           69
SECTION 11.02.                Mandatory Redemption Upon Failed Final
                                 Remarketing..........................................................           71
SECTION 11.03.                Tax Event Redemption....................................................           71
SECTION 11.04.                Redemption at Stated Maturity...........................................           72
SECTION 11.05.                Selection by Trustee of Securities to
                                 Be Redeemed..........................................................           72
SECTION 11.06.                Notice of Redemption....................................................           73
SECTION 11.07.                Deposit of Redemption Price.............................................           73
SECTION 11.08.                Securities Payable on
                                 Redemption Date......................................................           74
SECTION 11.09.                Securities Redeemed in Part.............................................           74

                                                                                                                Page
                                                                                                                ----
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                                                      ARTICLE XII
                                             Subordination of Securities
                                             ---------------------------

SECTION 12.01.                Agreement to Subordinate................................................           75
SECTION 12.02.                Default on Senior Debt..................................................           75
SECTION 12.03.                Liquidation; Dissolution;
                                Bankruptcy............................................................           77
SECTION 12.04.                Subrogation.............................................................           78
SECTION 12.05.                Trustee to Effectuate
                                Subordination.........................................................           80
SECTION 12.06.                Notice by the Company...................................................           80
SECTION 12.07.                Rights of the Trustee; Holders of
                                 Senior Debt..........................................................           81
SECTION 12.08.                Subordination May Not Be Impaired.......................................           81


                                                   ARTICLE XIII
                                             Conversion of Securities
                                             ------------------------

SECTION 13.01.                Conversion Rights.......................................................           82
SECTION 13.02.                Conversion Procedures...................................................           83
SECTION 13.03.                Conversion Price Adjustments............................................           86
SECTION 13.04.                Reclassification, Consolidation, Merger
                                 or Sale of Assets....................................................           92
SECTION 13.05.                Notice of Adjustments of Conversion
                                 Price................................................................           93
SECTION 13.06.                Prior Notice of Certain Events..........................................           93
SECTION 13.07.                Adjustments in Case of Fundamental
                                 Changes..............................................................           94
SECTION 13.08.                Dividend or Interest Reinvestment
                                Plans.................................................................           98
SECTION 13.09.                Certain Additional Rights...............................................           98
SECTION 13.10.                Restrictions on Common Stock Issuable
                                 Upon Conversion......................................................           99
SECTION 13.11.                Trustee Not Responsible for Determining
                                 Conversion Price or Adjustments......................................           99


EXHIBT A  Form of Security

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                                      Indenture
 Act Section                                                                          Section
---------------                                                                      ----------
ss. 310(a)(1)....................................................................... 6.09
       (a)(2)....................................................................... 6.09
       (a)(3)....................................................................... Not Applicable
       (a)(4)....................................................................... Not Applicable
       (b).......................................................................... 6.08, 6.10
ss. 311(a).......................................................................... 6.13
       (b).......................................................................... 6.13
ss. 312(a).......................................................................... 7.01
                                                                                     7.02(a)
       (b).......................................................................... 7.02(b)
       (c).......................................................................... 7.02(c)
ss. 313(a).......................................................................... 7.03(a)
       (a)(4)....................................................................... 7.03(a)
       (b).......................................................................... 7.03(a)
       (c).......................................................................... 7.03(a)
       (d).......................................................................... 7.03(b)
ss. 314(a).......................................................................... 7.04
       (b).......................................................................... Not Applicable
       (c)(1)....................................................................... 1.02
       (c)(2)....................................................................... 1.02
       (c)(3)....................................................................... Not Applicable
       (d).......................................................................... Not Applicable
       (e).......................................................................... 1.02
ss. 315(a).......................................................................... 6.01
                                                                                     6.03
       (b).......................................................................... 6.02
       (c).......................................................................... 6.01
       (d).......................................................................... 6.01
       (e).......................................................................... 5.14
ss. 316(a)(1)(A).................................................................... 5.02
                                                                                     5.12
       (a)(1)(B).................................................................... 5.13
       (a)(2)....................................................................... Not Applicable
       (b).......................................................................... 5.08
       (c).......................................................................... 1.04(c)
ss. 317(a)(1)....................................................................... 5.03
       (a)(2)....................................................................... 5.04
       (b).......................................................................... 1.003
ss. 318(a).......................................................................... 1.07






Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                             INDENTURE, dated as of June 19, 1998, between
                    Budget Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") having its principal office at 125 Basin Street, Suite 210, Daytona Beach, Florida 32114, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

           WHEREAS Budget Group Capital Trust, a Delaware business trust (the "Trust"), governed by the Amended and Restated Declaration of Trust among the Company, as Sponsor, The Bank of New York, as property trustee (the "Property Trustee"), and The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and Scott R. White, Robert L. Aprati and Michael B. Clauer, as trustees (together with the Property Trustee and the Delaware Trustee, the "Issuer Trustees"), dated as of June 19, 1998 (the "Declaration"), pursuant to the Purchase Agreement (the "Purchase Agreement") dated June 16, 1998, among the Company, the Trust and the Initial Purchasers named therein, will issue and sell up to 6,000,000 of its Remarketable Term Income Deferrable Equity Securities (HIGH TIDES) (or up to 6,900,000 to the extent the over-allotment option is exercised in full) (the "Preferred Securities") with a liquidation preference of $50 per Preferred Security, having an aggregate liquidation amount with respect to the assets of the Trust of up to $300,000,000 (or up to $345,000,000 to the extent the over-allotment option is exercised in full);

           WHEREAS the trustees of the Trust, on behalf of the Trust, will execute and deliver to the Company Common Securities evidencing an ownership interest in the Trust, registered in the name of the Company, in an aggregate amount equal to three percent of the capitalization of the Trust, equivalent to up to 185,568 Common Securities (or up to 213,403 Common Securities to the extent the over-allotment option is exercised in full), with a liquidation preference of $50 per Common Security, having an aggregate liquidation amount with respect to the assets of the Trust of up to $9,278,400 (or up to $10,670,150 to the extent the over-allotment option is exercised in full), (the "Common Securities");

           WHEREAS the Trust will use the proceeds from the sale of the Preferred Securities and the Common Securities to purchase from the Company Securities (as defined below) in an aggregate principal amount of up to $309,278,400 (or up to $355,670,150 to the extent the over-allotment option is exercised in full);

           WHEREAS the Company is guaranteeing the payment of distributions on the Trust Securities, and payment of the Redemption Price (as defined herein) and payments on liquidation with respect to the Trust Securities, to the extent provided in the Guarantee Agreement (the "Guarantee") between the Company and The Bank of New York, as Guarantee Trustee, for the benefit of the Holders of the Trust Securities from time to time;

           WHEREAS the Company has duly authorized the creation of an issue of its HIGH TIDES Debentures Due 2028 (the "Securities"), of substantially the tenor and amount hereinafter set forth and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

           WHEREAS, so long as the Trust is a Holder of Securities, and any Preferred Securities are outstanding, the Declaration provides that the Holders of Preferred Securities may cause the Conversion Agent (as defined herein) to
(i) exchange such Preferred Securities for Securities held by the Trust and (ii) immediately convert such Securities into Common Stock (as defined herein);

           WHEREAS, the Company and the Remarketing Agent (as defined herein) have entered into a Remarketing Agreement (as defined herein) dated as of the date hereof pursuant to which such Remarketing Agent has agreed to use its best efforts to (i) remarket all Preferred Securities tendered for remarketing (the "Remarketing") and (ii) establish, beginning on the Reset Date (as defined herein), (a) the rate at which distributions will accrue on the Preferred Securities, (b) the number of shares of Common Stock, if any, into which each Preferred Security may be converted and (c) the price, manner and time, if any, at which the Preferred Securities may be redeemed; and

           WHEREAS all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

           NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

                              Definitions and Other
                        Provisions of General Application

           SECTION 1.01.  Definitions.  For all purposes of this
Indenture, except as otherwise expressly provided or unless the context otherwise requires:

           (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

           (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

           (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

           (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

           "Accelerated Redemption" has the meaning specified in
Section 11.01(a).

           "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

           "Additional Amounts" has the meaning specified in
Section 3.01.

           "Additional Payments" means Compounded Interest and
Additional Amounts, if any.

           "Additional Sums" has the meaning specified in
Section 3.01.

           "Adjusted Reference Market Price" has the meaning specified in Section 13.07(a)(i).

           "Adjusted Relevant Price" has the meaning specified in Section 13.07(a)(i).

           "Administrative Action" has the meaning specified in the definition of Tax Event in this Section 1.01.

           "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "Agent" means any Registrar, Paying Agent, Conversion
Agent or co-registrar.

           "Agent Member" means any member of, or participant in, the Depositary.

           "Applicable Conversion Price" has the meaning specified in Section 13.01.

           "Applicable Conversion Ratio" has the meaning specified in Section 13.01.

           "Applicable Rate" means the rate at which the Securities accrue interest and the corresponding Trust Securities accrue distributions. From the date of original issuance of the Securities to (but excluding) the Reset Date, the Applicable Rate shall be 6 1/4% per annum (the "Initial Rate"). Beginning with and after the Reset Date, the Applicable Rate shall be the Term Rate (as defined in herein). In the event of a Registration Default, the Applicable Rate shall increase by .50%, subject to the provisions of Section 10.07 hereof.

           "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

           "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

           "Business Day" means any day other than a Saturday or a Sunday, or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed, or a day on which the corporate trust office of the Property Trustee or the Trustee is closed for business.

           "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

           "Closing Price" has the meaning specified in
Section 13.07(b).

           "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

           "Common Securities" has the meaning specified in the Second Recital to this instrument.

           "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Article XIII, shares issuable on conversion of Securities shall include only shares of the class designated as Class A Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

           "Common Stock Fundamental Change" has the meaning specified in Section 13.07(b).

           "Common Stock Offering" means any sale or sales of Common Stock by the Company, in any manner, the closing or closings of which occur not more than 90 days prior to an Optional Redemption Notification Date.

           "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

           "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

           "Company Transaction" has the meaning specified in Section 13.04.

           "Compounded Interest" has the meaning specified in Section 3.13.

           "Conversion Agent" means the Person appointed to act on behalf of the Holders of Preferred Securities in effecting the conversion of Preferred Securities as and in the manner set forth in the Declaration and Section 13.02 hereof.

           "Conversion Date" has the meaning specified in Section 13.02.

           "Convertible Remarketing" means the remarketing of the Preferred Securities in the Remarketing as securities which will be convertible into Common Stock.

           "Corporate Trust Office" means the principal office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is 101 Barclay Street, Floor 21 West, New York, New York 10286.

           "Declaration" has the meaning specified in the Recitals of this instrument.

           "Debt" means (i) the principal of and premium and interest, if any, on indebtedness for money borrowed, (ii) purchase money and similar obligations,
(iii) obligations under capital leases, (iv) guarantees, assumptions or purchase commitments relating to, or other transactions as a result of which the Company is responsible for the payment of such indebtedness of others, (v) renewals, extensions and refunding of any such indebtedness, (vi) interest or obligations in respect of any such indebtedness accruing after the commencement of any insolvency or bankruptcy proceedings and (vii) obligations associated with derivative products such as interest rate and currency exchange contracts, foreign exchange contracts, commodity contracts and similar arrangements.

           "Defaulted Interest" has the meaning specified in Section 3.08.

           "Deferral Notice" has the meaning specified in Section 3.13.

           "Deferral Period" has the meaning specified in Section 3.13.

           "Delaware Trustee" has the meaning given it in the first recital of this instrument.

           "Depositary" means the Depository Trust Company, or any successor thereto.

           "Designated Senior Debt" means (i) any obligation under the Senior Credit Agreement and (ii) any other Senior Debt the principal amount of which is $50 million or more and that has been designated by the Company as "Designated Senior Debt" in the instruments governing such Senior Debt.

           "Direct Action" has the meaning specified in Section 5.16.

           "Dissolution Tax Opinion" has the meaning specified in the definition of Tax Event in this Section 1.01.

           "Entitlement Date" has the meaning specified in Section 13.07(b).

           "Event of Default" has the meaning specified in Section 5.01.

           "Exchange Act" means the Securities Exchange Act of 1934.

           "ex" date has the meaning specified in Section 13.03.

           "Expiration Date" has the meaning specified in Section 1.04(d).

           "Expiration Time" has the meaning specified in Section 13.03(vi).

           "Failed Final Remarketing" has the meaning specified in Section 2(d) of the Remarketing Agreement.

           "Failed Remarketing Redemption Price" has the meaning specified in
Section 11.02.

           "Fundamental Change" has the meaning specified in Section 13.07(b).

           "Global Security" means a Security issued in the form prescribed in
Section 2.03, issued to the Depositary or its nominee, and registered in the name of the Depositary or its nominee.

           "Guarantee" has the meaning specified in the Fourth Recital to this instrument.

           "Holder" means a Person in whose name a Security is registered in the Security Register or a Person in whose name a Preferred Security is registered in the List of Holders, as the case may be.

           "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

           "Initial Conversion Price" has the meaning specified in Section
13.01.

           "Initial Conversion Ratio" has the meaning specified in Section
13.01.

           "Initial Purchasers," with respect to the Preferred Securities, means Credit Suisse First Boston Corporation, and Goldman, Sachs & Co., J.P. Morgan Securities Inc., ABN AMRO Incorporated, BT Alex. Brown Incorporated, McDonald & Company Securities, Inc. and NationsBanc Montgomery Securities LLC.

           "Initial Rate" has the meaning specified in the definition of Applicable Rate in this Section 1.01.

           "Initial Redemption Price" has the meaning specified in Section
11.01.

           "Interest Payment Date" has the meaning specified in Section 3.01.

           "Issuer Trustees" has the meaning specific in the First Recital of this Indenture.

           "List of Holders" has the meaning specified in the Declaration.

           "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceler ation, call for redemption or otherwise.

           "90 Day Period" has the meaning specified in Section 11.03.

           "NNM" means the National Market System of the National Association of Securities Dealers, Inc., or any successor national automated interdealer quotation system.

           "Non-Stock Fundamental Change" has the meaning specified in Section 13.07(b).

           "No Recognition Opinion" means the receipt by the Property Trustee of an opinion of a nationally recognized independent tax counsel (reasonably acceptable to the Issuer Trustees) experienced in such matters, which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of the liquidation of the Trust and the distribution of the Securities to the Holders of the Preferred Securities.

           "Notice of Conversion" means the notice to be given by a Holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Securities for Securities and to convert such Securities into Common Stock on behalf of such Holder.

           "Notice of Default" has the meaning specified in Section 5.01.

           "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under, or with respect to, any Debt (including claims for rescission).

           "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.04 shall be the principal executive, financial or accounting officer of the Company.

           "OID" means original issue discount.

           "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

           "Optional Redemption" has the meaning specified in Section 11.01(a).

           "Optional Redemption Date" means the date which is (i) 20 to 40 days following the Optional Redemption Notification Date, as specified in the Optional Redemption Notice (or if such date is not a Business Day, the next succeeding Business Day) or (ii) in the event that the Company decides to make an Accelerated Redemption, five Business Days following the Optional Redemption Notification Date.

           "Optional Redemption Notice" has the meaning specified in Section 11.01(b).

           "Optional Redemption Notification Date" has the meaning set forth in
Section 11.01(b).

           "Optional Redemption Price" has the meaning specified in Section 11.01(a).

           "Optional Redemption Ratio" has the meaning specified in Section 13.07(a)(i).

           "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except: (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation; (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Securities which have been paid pursuant to
Section 3.08, converted into Common Stock pursuant to Section 13.01, or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company.

           "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

           "Payment Resumption Date" has the meaning specified in Section 3.13.

           "Person" means any individual, corporation, limited liability company, company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

           "Preferred Securities" has the meaning specified in the Recitals to this instrument.

           "Primary Treasury Dealer" has the meaning specified in the Remarketing Agreement.

           "Property Trustee" has the meaning specified in the Recitals of this instrument.

           "Purchase Agreement" has the meaning specified in the Recitals to this instrument.

           "Purchased Shares" has the meaning specified in Section 13.03(vi).

           "Purchaser Stock Price" has the meaning specified in Section
13.07(b).

           "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

           "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

           "Redemption Tax Opinion" means the receipt by the Property Trustee of an opinion of a nationally recognized independent tax counsel (reasonably acceptable to the Issuer Trustees) experienced in such matters that, as a result of a Tax Event (as defined herein), there is more than an insubstantial risk that the Company would be precluded from deducting the interest on the Securities for United States federal income tax purposes, even after the Trust was liquidated and the Securities were distributed to the Holders of the Preferred Securities.

           "Reference Date" has the meaning specified in Section 13.03(iv).

           "Reference Market Price" has the meaning specified in Section
13.07(b).

           "Reference Treasury Dealer" has the meaning specified in the Remarketing Agreement.

           "Reference Treasury Dealer Quotations" has the meaning specified in the Remarketing Agreement.

           "Registrable Securities" has the meaning specified in Section 10.07.

           "Registration Default" has the meaning specified in Section 10.07.

           "Registration Rights Agreement" has the meaning specified in Section 10.07.

           "Regular Record Date" has the meaning specified in Section 3.01.

           "Relevant Price" has the meaning specified in Section 13.07(b).

           "Remarketing" has the meaning specified in the Seventh Recital to this instrument.

           "Remarketing Agent" means an investment bank, broker, dealer, or other organization which, in the opinion of the Company, is qualified to remarket the Preferred

Securities substantially in accordance with the terms of the Remarketing Agreement. The initial Remarketing Agent shall be Credit Suisse First Boston Corporation. The term "Remarketing Agent" shall also include any successor Person appointed as such by the Company.

           "Remarketing Agreement" means the Remarketing Agreement with the Remarketing Agent dated the date hereof substantially in the form set forth in Exhibit B to this Indenture and any substantially similar agreement entered into by the Company with any successor Remarketing Agent.

           "Reset Date" means June 15, 2005 (or, if such day is not a Business Day, the next succeeding Business Day), or such earlier day as may be determined by the Remarketing Agent, in its sole discretion, for settlement of a successful remarketing.

           "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and having direct responsibility for the administration of this Indenture, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

           "Restricted Preferred Securities" means each Preferred Security required to bear the restricted securities legend required by Section 9.02(h) of the Declaration.

           "Restricted Securities" means each Security required to bear a Restricted Securities Legend pursuant to Section 2.02 hereof.

           "Restricted Securities Legend" has the meaning specified in Section 2.02.

           "Securities" has the meaning specified in the Fifth Recital to this instrument.

           "Securities Act" means the Securities Act of 1933.

           "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.06.

           "Senior Credit Agreement" means that certain Amended and Restated Credit Agreement, dated on or about June 19, 1998, by and among the Company, the lenders parties thereto, Credit Suisse First Boston, as a co-arranger, a co-syndication agent and the administrative agent, and NationsBanc Montgomery Securities LLC, as a co-arranger, a co-syndication agent and the documentation agent, including, without limitation, any related notes, letters of credit, guarantees, collateral documents, instruments and agreements executed in connection therewith, and, in each case, as amended, amended and restated, modified, renewed, refunded, replaced or refinanced from time to time, including any agreement (i) extending or shortening the maturity of any obligation incurred thereunder or contemplated thereby, (ii) adding or deleting borrowers or guarantors thereunder and (iii) increasing the amount of credit extended, or available to be extended, thereunder.

           "Senior Debt" means (i) all obligations of the Company under the Senior Credit Agreement, including, without limitation, principal (including, without limitation, reimbursement obligations in respect of letters of credit (whether or not drawn) and obligations to cash collateralize letters of credit), premium (if any), interest (including, without limitation, interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, whether or not such interest is an allowable claim in such bankruptcy proceeding), fees, indemnifications, expenses and other amounts payable pursuant thereto, (ii) the principal of, and premium and interest, if any, on all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, (iii) all obligations to make payment pursuant to the terms of financial instruments, such as (a) securities contracts and foreign currency exchange contracts, (b) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange agreements, options, commodity futures contracts and commodity options contracts, and (c) similar financial instruments; except, in the case of both (ii) and (iii) above, such indebtedness and obligations that are expressly stated to rank junior in right of payment to, or pari passu in right of payment with, the Securities, (iv) and indebtedness or obligations of others of the kind described in (i), (ii) and (iii) above for the payment of which the Company is responsible or liable as guarantor or otherwise and (iv) deferrals, renewals or extensions of any such Senior Debt; provided, however, that Senior Debt shall not be deemed to include (a) any Debt of the Company which, when incurred and without respect to any election under
Section 1111(b) of the United States Bankruptcy Code of 1978, was without recourse to the Company, (b) trade accounts payable and accrued liabilities arising in the ordinary course of business, (c) any Debt of the Company to any of its subsidiaries, (d) Debt to any employee of the Company, and (e) Debt which by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business to the extent that payments made to the holders of such Debt by the Holders of the Securities as a result of the subordination provisions of the Indenture would be greater than such payments otherwise would have been as a result of any obligation of such holders of such Debt to pay amounts over to the obligees on such trade accounts payable or accrued liabilities arising in the ordinary course of business as a result of subordination provisions to which such Debt is subject.

           "Shelf Registration Statement" has the meaning specified in Section 10.07.

           "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.08.

           "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest or Additional Payments thereon, means the date specified in such Security as the fixed date on which the principal, together with any accrued and unpaid interest (and Additional Payments, if any), of such Security or such installment of interest or Additional Payments is due and payable.

           "Stated Maturity Price" has the meaning specified in Section 11.04.

           "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

           "Tax Event" means the receipt by the Property Trustee of an opinion of a nationally recognized independent tax counsel to the Company (reasonably acceptable to the Issuer Trustees) experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of (a) any amendment to or change (including any announced prospective change (which shall not include a proposed change), provided that a Tax Event shall not occur more than 90 days before the effective date of any such prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (c) any amendment to or change in the administrative position or interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment or change is made known, which amendment or change is effective or such Administrative Action or decision is announced, in each case, on or after the date of the date of original issuance of the Securities or the issue date of the Preferred Securities issued by the Trust, there is more than an insubstantial risk that
(x) if the Securities are held by the Property Trustee, (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest accrued or received on the Securities or subject to more than a de minimis amount of other taxes, duties or other governmental charges as determined by such counsel, or (ii) any portion of interest payable by the Company to the Trust (or OID accruing) on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company in whole or in part for United States federal income tax purposes or
(y) with respect to Securities which are no longer held by the Property Trustee, any portion of interest payable by the Company (or OID accruing) on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company in whole or in part for United States federal income tax purposes, provided, however, that clauses (x)(ii) and (y) shall not apply if the reason for the nondeductibility of such interest (or OID) is based on the particular use (or deemed use) by the Company or an Affiliate of the proceeds of the issuance of the Securities.

           "Tender Notification Date" means Friday, May 20, 2005, or if such day is not a Business Day, the next succeeding Business Day.

           "Term Call Protections" means the price, manner and time, if any, at which the Securities may be redeemed with the proceeds of a Common Stock Offering after the Reset Date. The Term Call Protections, if any, will be established in connection with the Remarketing.

           "Term Provisions" shall have the meaning specified in the Remarketing Agreement.

           "Term Rate" means the rate established by the Remarketing Agent in connection with the Remarketing at which distributions shall accrue on the Securities from and after the Reset Date.

           "Term Redemption Price" has the meaning specified in Section
11.01(a).

           "Trading Day" has the meaning specified in Section 13.07(b).

           "Trust" has the meaning specified in the First Recital to this instrument.

           "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

           "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

           "Trust Securities" means Common Securities and Preferred Securities.

           "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

           "Voting Stock" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

           SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or reasonably requested by the Trustee in connection with such application or request. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the applicable requirements of the Trust Indenture Act and any other applicable requirement set forth in this Indenture.

           Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

           (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

           (3) a statement that, in the opinion of each such individual, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

           SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

           Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

           Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

           SECTION 1.04. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

           (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee or the Company, as the case may be, deems sufficient.

           (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

           (d) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any notice of default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the date set by the Trustee by which any such determination shall be made (the "Expiration Date") by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.06.

           (e) The ownership of Securities shall be proved by the Security Register.

           (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

           (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

           SECTION 1.05. Notices, Etc., to Trustee and the Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

           (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

           (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

           SECTION 1.06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

           In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

           SECTION 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

           SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

           SECTION 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

           SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Debt, the Holders of Preferred Securities (to the extent provided herein) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

           SECTION 1.12. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

           SECTION 1.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest (and Additional Payments, if any) or principal or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, shall be the immediately preceding Business
Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE II

                                 Security Forms

           SECTION 2.01. Forms Generally. The Securities and the Trustee's certificates of authentication shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Exhibit A are part of the terms of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

           The definitive Securities shall be typewritten or printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

           SECTION 2.02. Initial Issuance to Property Trustee. The Securities initially issued to the Property Trustee of the Trust shall be in the form of one or more individual certificates in definitive, fully registered form without distribution coupons and shall bear the following legend (the "Restricted Securities Legend") unless the Company determines otherwise in accordance with applicable law:

           THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY COMMON STOCK OF THE COMPANY ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

           THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER AND THE COMPANY THAT (A) THIS SECURITY AND ANY COMMON STOCK OF THE COMPANY ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i)THROUGH (iii) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

           SECTION 2.03. Additional Provisions Required in Global Security. Any Global Security issued hereunder shall, in addition to the provisions contained in

Section 2.02, bear a legend in substantially the following form:

   "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED
   CIRCUMSTANCES.

   UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO BUDGET GROUP, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

           SECTION 2.04. Issuance of Global Securities to Holders. The Securities will be represented by one or more Global Securities registered in the name of the Depositary or its nominee if, and only if, the Securities are distributed to the holders of the Trust Securities. Until such time, the Securities shall be registered in the name of and held by the Property Trustee. Securities distributed to holders of book-entry Trust Securities shall be distributed in the form of one or more Global Securities registered in the name of the Depositary or its nominee, and deposited with the Security Registrar, as custodian for such Depositary, or held by such Depositary for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Securities distributed to holders of Trust Securities other than book-entry Trust Securities shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

                                   ARTICLE III

                                 The Securities

           SECTION 3.01. Title and Terms. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to the sum of (a) $309,278,400 and (b) such aggregate principal amount (which may not exceed $46,391,750 aggregate principal amount) of Securities, if any, as shall be purchased by the Trust pursuant to an over-allotment option in accordance with the terms and provisions of the Purchase Agreement, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 3.05, 3.06, 3.07, 9.06, 11.09 or 13.01.

           The Securities shall be known and designated as the "HIGH TIDES Debentures Due 2028" of the Company. Their Stated Maturity shall be June 15, 2028, and they shall bear interest at the Applicable Rate, from June 19, 1998, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth herein), in arrears, on March 15, June 15, September 15 and December 15 (each an "Interest Payment Date") of each year, commencing September 15, 1998 until the principal thereof is paid or made available for payment, and they shall be paid to the Person in whose name the Security is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the first day of each March, June, September and December next preceding the applicable Interest Payment Date (the "Regular Record Date"). Each registered Holder of Securities on June 1, 2005 (including any Holder which has tendered or is deemed to have tendered its Securities for remarketing) shall be paid interest and Additional Payments, if any, accrued to (but excluding) the Reset Date on June 15, 2005 (or, if such day is not a Business Day, the next succeeding Business
Day). Interest and Additional Payments, if any, accrued from and after the Reset Date to (but excluding) September 15, 2005 shall be paid on September 15, 2005 (or, if such day is not a Business Day, the next succeeding Business Day) to the Person in whose name each Security is registered on the preceding September 1, subject to the right of the Company to initiate a Deferral Period. Interest will compound quarterly and will accrue at the Applicable Rate on any interest installment in arrears for more than one quarter or during an extension of an interest payment period as set forth in Section 3.13 hereof.

           The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed in such a 30-day month. In the event that any date on which interest is payable on the Securities is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

           If at any time (including upon the occurrence of a Tax Event) while the Property Trustee is the Holder of all the Securities, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature ("Additional Sums") (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any case, the Company will pay as additional amounts on the Securities held by the Property Trustee, such additional amounts ("Additional Amounts") as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

           The principal of and interest (and Additional Payments, if any) on the Securities shall be payable at the office or agency of the Company in New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at any time that the Property Trustee is not the sole holder of the Securities, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer.

           The Securities shall be redeemable as provided in Article XI hereof.

           The Securities shall be subordinated in right of payment to Senior Debt as provided in Article XII hereof.

           The Securities shall be convertible as provided in Article XIII hereof.

           SECTION 3.02. Denominations. The Securities shall be issuable only in registered form without coupons and only in denominations of $50 and integral multiples thereof.

           SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

           Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

           At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

           No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

           SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

           If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancelation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

           SECTION 3.05. Global Securities. (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

           (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee in writing that such Depositary is no longer willing or able to continue as a Depositary with respect to such Global Security, and no successor depositary shall have been appointed, or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, at a time when the Depositary is required to be so registered to act as such depositary, (ii) the Company in its sole discretion determines that such Global Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default.

           (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Security Registrar for exchange or cancelation as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancelation as provided in this Article III or

(ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Trustee shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions and, to the extent required by Section 3.06, a Restricted Securities Certificate, the Trustee shall, subject to Section 3.05(b) and as otherwise provided in this
Article III, authenticate and make available for delivery any Securities issuable in exchange for such Global Security (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

           (d) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interest pursuant to the rules and procedures of the Depositary. Accordingly, any such owner's beneficial interests in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members. Neither the Trustee nor the Security Registrar shall have any liability in respect of any transfers effected by the Depositary.

           (e) The rights of the beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Agent Members.

           SECTION 3.06. Registration, Transfer and Exchange Generally; Certain Transfers and Exchanges. (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

           Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

           At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

           All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

           Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 3.05, 9.06, 11.09 or 13.01 not involving any transfer.

           Neither the Company nor the Trustee shall be required (i) in the case of a partial redemption of the Securities, to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.05 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

           (b) Transfer and Exchange Procedures and Restrictions. The
Securities may not be transferred except in compliance with the Restricted Securities Legend unless otherwise determined by the Company in accordance with applicable law. Upon any distribution of the Securities to the holders of the Trust Securities in accordance with the Declaration, the Company and the Trustee shall enter into a supplemental indenture pursuant to Section 9.01(6) to provide for transfer procedures and restrictions with respect to the Securities substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at the time of such distribution. Notwithstanding any other provision of the Indenture, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.06(b) shall be made only in accordance with this Section 3.06(b).

           (1) Non-Global Security to Global Security. If the Holder of a Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Security, such transfer may be effected only in accordance with the provisions of this clause (b)(1) and subject to the rules and procedures of the Depositary. Upon receipt by the Security Registrar of (A) such Security as provided in Section 3.06(a) and instructions satisfactory to the Security Registrar directing that a beneficial interest in the Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Securities Certificate duly executed by such Holder or such Holder's attorney duly authorized in writing, then the Security Registrar shall cancel such Security (and issue a new Security in respect of the untransferred portion thereof) as provided in
   Section 3.06(a) and increase the aggregate principal amount of the Global Security by the specified principal amount as provided in Section 3.05(c).

           (2) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.06(a); provided, that if such Security to be transferred in whole or in part is a Restricted Security, the Security Registrar shall have received the assignment form attached to the Security duly executed by the transferor Holder or such Holder's attorney duly authorized in writing.

           (3) Exchanges between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 3.05.

           (c) Restricted Securities Legend. (1) Except as set forth below, all Securities shall bear the Restricted Securities Legend set forth in Section 2.02.

           (2) Subject to Section 3.06(d) and to the following clauses of this
   Section 3.06(c), a Security (other than a Global Security) that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Restricted Security or any portion thereof that bears such legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Company in the form of an Officers' Certificate, shall countersign and deliver such a new Security.

           (3) Notwithstanding the foregoing provisions of this Section 3.06(c), a successor Security of a Security that does not bear a Restricted Securities Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such successor Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the written direction of the Company in the form of an Officers' Certificate, shall countersign and deliver a new Security bearing a Restricted Securities Legend in exchange for such successor Security.

           (4) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act after such registration ceases to be effective:
   (A) in the case of any Restricted Security that is a definitive Security, the Security Registrar shall permit the Holder thereof to exchange such Restricted Security for a definitive Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Security; and (B) in the case of any Restricted Security that is represented by a Global Security, the Security Registrar shall permit the Holder of such Global Security to exchange such Global Security for another Global Security that does not bear the Restricted Securities Legend.

           (5) If Restricted Securities are being presented or surrendered for transfer or exchange then there shall be (if so required by the Trustee), (A) if such Restricted Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or (B) if such Restricted Securities are being transferred, a certification from the transferor in as to the compliance with the restrictions set forth in the Restricted Securities Legend.

           SECTION 3.07. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

           If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

           In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

           Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

           Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

           The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

           SECTION 3.08. Payment of Interest; Interest Rights Preserved. Interest (and Additional Payments, if any) on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date.

           Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

           (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date (as defined below) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date (the "Special Record Date") for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are regis tered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

           (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee; provided that any such payment shall be made in coin or currency of the United States of America which at the time of payment is a legal tender for payment of public and private debt.

           Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Additional Payments), which were carried by such other Security.

           In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (and Additional Payments, if any) (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record

Date. Except as otherwise expressly provided in the immediately preceding sentence, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (and Additional Payments, if any) on the Securities being converted, which shall be deemed to be paid in full.

           SECTION 3.09. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.08) interest (and Additional Payments, if any) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee from giving effect to any written certification, proxy, or other authorization furnished by a Depositary or impair, as between the Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

           SECTION 3.10. Cancelation. All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order;

provided, however, that the Trustee shall not be required to destroy the certificates representing such canceled Securities.

           SECTION 3.11. Right of Set Off. Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set off any payment it is otherwise required to make hereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee.

           SECTION 3.12. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

           SECTION 3.13. Extension of Interest Payment Period; Notice of Extension. (a) So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of this Security, from time to time to defer payments of interest by extending for successive periods not exceeding 20 consecutive quarters for each such period (a "Deferral Period"); provided that no Deferral Period may extend beyond (i) the maturity (whether at June 15, 2028 or by declaration of acceleration, call for redemption or otherwise) or (ii) in the case of a Deferral Period that begins prior to the Reset Date, the Reset Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 3.13, will bear interest thereon at the Applicable Rate compounded quarterly for each quarter of the Deferral Period ("Compounded Interest"). On the applicable Payment Resumption Date, the Company shall pay all interest then accrued and unpaid on the Securities, including any Compounded Interest that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the Regular Record Date fixed for such Payment Resumption Date. A Deferral Period shall terminate upon the payment by the Company of all interest then accrued and unpaid on the Securities (together with Additional Payments), to the extent permitted by applicable law. Before the termination of any Deferral Period, the Company may further extend such period as provided in paragraph (b) of this
Section 3.13, provided
that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters or extend beyond (i) the maturity (whether at June 15, 2028 or by declaration of acceleration, call for redemption or otherwise) or (ii) in the case of a Deferral Period that begins prior to the Reset Date, the Reset Date. Upon the termination of any Deferral Period, and subject to the foregoing requirements, the Company may elect to begin a new Deferral Period. No interest shall be due and payable during a Deferral Period except on the Payment Resumption Date as determined pursuant to paragraph (b) of this Section 3.13. There is no limitation on the number of times that the Company may elect to begin a Deferral Period.

           (b) The Company shall give the Holder of the Securi ty and the Trustee written notice (a "Deferral Notice") of its selection of a Deferral Period at least ten days prior to the record date for any distributions that would have been payable on the Trust Securities except for the decision to begin or extend a Deferral Period. On or prior to the Regular Record Date immediately preceding the Interest Payment Date on which the Company elects to pay all interest then accrued and unpaid on the Securities, including Compounded Interest, (the "Payment Resumption Date") the Company shall give the Holder of the Security and the Trustee written notice that the Deferral Period will end on such Payment Resumption Date. Notwithstanding the provision of such notice, the Company may elect to further extend the Deferral Period, subject to the limitations set forth in Section 3.13(a), by providing the Holder of the Security and the Trustee with a new Deferral Notice not less than three Business Days prior to the Regular Record Date immediately preceding the previously scheduled Payment Resumption Date. The Company may elect to pay all interest then accrued and unpaid on the Securities, including Compounded Interest, on an Interest Payment Date prior to its most recently established Payment Resumption Date; provided that the Company gives the Holder of the Security and the Trustee a new Deferral Notice setting forth the revised Payment Resumption Date at least three Business Days prior to the Regular Record Date for such revised Payment Resumption Date.

           (c) The quarter in which any Deferral Notice is given pursuant to paragraph (b) hereof shall be counted as one of the 20 quarters permitted in the maximum Deferral Period permitted under paragraph (a) hereof.

           SECTION 3.14. Paying Agent, Security Registrar and Conversion Agent. The Trustee will initially act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

                                   ARTICLE IV

                           Satisfaction and Discharge

           SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

           (1) either

                    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and
           (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancelation; or

                    (B) all such Securities not theretofore delivered to the Trustee for cancelation

                             (i) have become due and payable, or

                             (ii) will become due and payable at their
                    Stated Maturity within one year, or

                             (iii) are to be called for redemption within one
                    year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancelation, for principal and interest (and Additional Payments, if any) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

           (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

           (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

           SECTION 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest (and Additional Payments, if any) for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.01 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                    ARTICLE V

                                    Remedies

           SECTION 5.01. Events of Default. "Event of Default," wherever used herein, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XI or Article XII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (1) default in the payment of any interest upon any Security, including any Additional Payments, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of a Deferral Period); or

           (2) default in the payment of the principal or premium, if any, of any Security when due, whether at its Maturity upon redemption, by declaration of acceleration or otherwise; or

           (3) default in the observation or performance in any material respect of any covenant of the Company in this Indenture (other than a covenant a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate outstanding principal amount of the Securities a written notice specifying such default and requiring it to be remedied; or

           (4) failure by the Company to issue and deliver Common Stock upon an election to convert the Securities into Common Stock; or

           (5) the entry or a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

           (6) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Company in furtherance of any such action; or

           (7) in the event of a Failed Final Remarketing, the failure of the Company to redeem the outstanding Securities in whole at 101% of their aggregate principal amount, plus interest and Additional Payments, if any, on the Reset Date; or

           (8) the failure of the Company to repay the full amount of the Stated Maturity Price on June 15, 2028 with the proceeds of the sale of nonconvertible preferred securities or nonconvertible trust-preferred securities of the Company in accordance with the provisions of Section 11.04; or

           (9) the voluntary or involuntary dissolution, winding up or termination of the Trust, except in connection with (i) the distribution of Securities to Holders of Preferred Securities in liquidation or redemption of their interests in the Trust, (ii) the redemption of all of the out standing Preferred Securities of the Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

           SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Outstanding Securities and any other amounts payable hereunder (including any Additional Payments) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders); provided that, if the Property Trustee is the sole Holder of the Securities and if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities fail to declare the principal of all the Securities to be immediately due and payable, the Holders of at least 25% in aggregate liquidation amount of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee, and upon any such declaration such principal and all accrued interest (and Additional Payments, if any) shall become immediately due and payable; and provided further that any such declaration will not be effective until the earlier to occur of (i) ten business days after receipt by the Company and the administrative agent under the Senior Credit Agreement of written notice of such declaration and (ii) acceleration of obligations under the Senior Credit Agreement. The Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may annul such declaration and waive the default by written notice to the Property Trustee, the Company and the Trustee if the default (other than the nonpayment of the principal of these Securities which has become due solely by such acceleration) has been cured and a sum sufficient to pay all matured installments of interest (and Additional Payments, if any) and principal due otherwise than by acceleration has been deposited with the Trustee. Should the Holders of the Securities of such a series fail to annul such declaration and waive such default, the Holders of a majority in aggregate liquidation amount of the Preferred Securities shall have such right. Upon the effectiveness of any such declaration such principal amount (or specified amount) of and the accrued interest (including any Additional Payments) on all the Securities of such series shall then become immediately due and payable; provided that the payment of principal and interest on, and all other Obligations relating to, such Securities (including Additional Payments) shall remain subordinated to the extent provided in Article XII.

           At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in this Article hereinafter, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

           (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                    (A) all overdue interest and Additional Payments on all Securities,

                    (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest (and Additional

           Payments, if any) thereon at the rate borne by the Securities, and

                    (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

   and

           (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

           The Company is required to file annually with the Trustee a certificate as to whether or not the Company is in compliance with all the conditions and covenants applicable to it under this Indenture.

           No such rescission shall affect any subsequent default or impair any right consequent thereon.

           Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities all or part of which are represented by a Global Security, a record date shall be established for determining Holders of such Outstanding Securities entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, however, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.02.

           SECTION 5.03.  Collection of Indebtedness and Suits
for Enforcement by Trustee.  The Company covenants that if

           (1) default is made in the payment of any interest or any Additional Payments on any Security when such interest or Additional Payments become due and payable and such default continues for a period of 30 days, or

           (2) default is made in the payment of the principal of any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest (including any Additional Payments) and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest (including any Additional Payments), at the rate borne by the Securities, and, in addition thereto, all amounts owing to the Trustee under Section 6.07.

           If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

           SECTION 5.04. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it, and any predecessor Trustee under Section 6.07.

           No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

           SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing to the Trustee and any predecessor Trustee under Section 6.07, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

           SECTION 5.06. Application of Money Collected. Subject to Article XII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including any Additional Payments), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.07;

           SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Payments) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including any Additional Payments), respectively; and

           THIRD: The balance, if any, to the Person or Persons entitled thereto.

           SECTION 5.07. Limitation on Suits. Subject to Section 5.08, no Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

           (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

           (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default, in its own name as Trustee hereunder;

           (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

           (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

           (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

           SECTION 5.08. Unconditional Right of Holders to Receive Principal and Interest and Convert. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.08) interest (including any Additional Payments) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article XIII and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder. If the Property Trustee is the sole Holder of the Securities, any Holder of the Preferred Securities shall have the right to institute suit on behalf of the Trust for the enforcement of any such payment and right to convert.

           SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

           SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

           SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

           SECTION 5.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, that

           (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

           (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

           SECTION 5.13.  Waiver of Past Defaults.  Subject to
Section 9.02 hereof, the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

           (1) in the payment of the principal of, premium, if any, or interest (including any Additional Payments) on any Security (unless such default has been cured and a sum sufficient to pay all matured installments of interest (and Additional Payments, if any) and principal due other wise than by acceleration has been deposited with the Trustee); or

           (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

           Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

           SECTION 5.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest (and Additional Payments, if any) on any Security or to convert any Security in accordance with Article XIII.

           SECTION 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

           SECTION 5.16. Enforcement by Holders of Preferred Securities. Notwithstanding anything to the contrary contained herein, but subject to
Article XII, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest, Additional Payments or principal on the Securities on the date such interest, Additional Payments or principal is otherwise payable, the Company acknowledges that, in such event, a Holder of Preferred Securities may institute a legal proceeding directly for enforcement of payment to such Holder of the principal of, interest or Additional Payments on the Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the due date specified in the Securities. The Company may not amend this Indenture to remove the foregoing right to bring a Direct Action without the prior written consent of all the Holders of Preferred Securities. Notwithstanding any payment made to such Holder of Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of and interest (and Additional Payments, if any) on the Securities held by the Trust or the Property Trustee, and the Company shall be subrogated to the rights of the Holders of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Company to such Holders in any Direct Action. The Holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Securities.

                                   ARTICLE VI

                                   The Trustee

           SECTION 6.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

           (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

           (c) At the direction of the Remarketing Agent, the Trustee shall (i) select the Primary Treasury Dealer to be a Reference Treasury Dealer and (ii) determine the Reference Treasury Dealer Quotations, both in accordance with the terms of the Remarketing Agreement. In addition, if the Securities are no longer held by the Property Trustee, the Trustee shall act as Tender Agent in accordance with the provisions of the Remarketing Agreement.

           (d) Notwithstanding the foregoing, (i) the duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and (ii) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

           SECTION 6.02. Notice of Defaults. The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.01(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "de fault" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

           SECTION 6.03. Certain Rights of Trustee. Subject to the provisions of
Section 6.01:

           (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

           (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

           (d) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

           (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

           (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to reasonable examination of the books, records and premises of the Company, personally or by agent or attorney;

           (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

           (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

           SECTION 6.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

           SECTION 6.05. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent.

           SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

           SECTION 6.07. Compensation and Reimbursement.


The Company agrees:



           (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, fees, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

           (3) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

           SECTION 6.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

           SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

           SECTION 6.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

           (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the

Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (d) If at any time:

           (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

           (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder; or

           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

           (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (f) The Company shall give written notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders and the agent or representative for the holders of all Designated Senior Debt in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

           SECTION 6.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, that on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments required to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

           No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

           SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

           SECTION 6.13. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

           SECTION 7.01.  Company to Furnish Trustee Names and
Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee

           (a) semiannually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and

           (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

           SECTION 7.02. Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

           (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

           (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

           SECTION 7.03. Reports by Trustee. (a) Within 60 days after May 15 of each year, commencing May 15, 1999, the Trustee shall transmit by first-class mail to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

           (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

           SECTION 7.04. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Trust Indenture Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

           Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

           SECTION 7.05. Tax Reporting. The Company shall provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders relating to original issue discount, including, without limitation, Form 1099-0ID or any successor form.

                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

           SECTION 8.01. Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge with or into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge with or into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

           (1) in case the Company shall consolidate with or merge with or into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease, such properties and assets substantially as an entirety shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including any Additional Payments) on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article XIII;

           (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

           (3) if at the time any Preferred Securities are outstanding, such consolidation or merger or conveyance, transfer or lease of assets of the Company is permitted under, and does not give rise to any breach or violation of, the Declaration or the Guarantee; and

           (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supple mental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

           SECTION 8.02. Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company on a consolidated basis in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             Supplemental Indentures

           SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

           (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

           (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

           (3) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article XIII; or

           (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, that such action pursuant to this clause (4) shall not materially adversely affect the interests of the Holders of the Securities or, so long as any of the

   Preferred Securities shall remain outstanding, the Holders of the Preferred Securities;

           (5) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

           (6) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Securities, and all other matters required pursuant to Section 3.06(b) or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to Holders of Preferred Securities in the event of a distribution of Securities by the Trust if a Tax Event or Investment Company Event occurs and is continuing.

           SECTION 9.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

           (1) extend the Stated Maturity of the principal of, or any installment of interest (including any Additional Payments) on, any Security, or reduce the principal amount thereof, or reduce the rate or extend the time for payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or interest or any Additional Payments thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in Article XIII (except as permitted by Section 9.01(3)), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders,

           (2) change the Reset Date,

           (3) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

           (4) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

           Notwithstanding anything to the contrary in this Indenture or the Declaration, if the Property Trustee is the sole holder of the Securities, so long as any of the Preferred Securities remains outstanding, no amendment shall be made that adversely affects the Holders of such Preferred Securities, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the Holders of the percentage of the aggregate principal amount of such Preferred Securities then outstanding which is at least equal to the percentage of aggregate stated liquidation amount of Outstanding Securities as shall be required under this Indenture to effect any such amendment, termination or waiver.

           It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

           The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

           SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execu tion of such supplemental indenture is authorized or permit ted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

           SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article XII in any manner which might terminate or impair the rights of the Senior Debt pursuant to such subordination provisions.

           SECTION 9.05.  Conformity with Trust Indenture Act.
Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust
Indenture Act.

           SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                    ARTICLE X

                    Covenants; Representations and Warranties

           SECTION 10.01. Payment of Principal and Interest. The Company will duly and punctually pay the principal of, interest and Additional Payments, if any, on the Securities in accordance with the terms of the Securities and this Indenture.

           SECTION 10.02. Maintenance of Office or Agency. The Company will maintain in the United States an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

           The Company may also from time to time designate one or more other offices or agencies (in the United States) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

           SECTION 10.03. Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, interest or Additional Payments, if any, on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, interest or Additional Payments, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

           Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of, interest or Additional Payments, if any, on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal, interest or Additional Payments, if any, so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

           The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

           The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

           Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, interest or Additional Payments, if any, on any Security and remaining unclaimed for two years after such principal, interest or Additional Payments, if any, has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of any such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

           SECTION 10.04. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the material terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

           SECTION 10.05.  Limitation on Dividends; Transactions
with Affiliates; Covenants as to the Trust.

(a) If at such time (x) there shall have occurred an Event of Default, (y) the Company shall be in default with respect to its payment of any obligations under the Guarantee or (z) the Company shall have given notice of its election to begin a Deferral Period as provided herein and shall not have rescinded such notice, or such Deferral Period, or any extension thereof, shall be continuing the Company covenants that the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) other than stock dividends or distributions which consist of stock of the same class as that on which the dividend or distribution is being paid, (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company that rank pari passu with or junior in interest to the Securities or
(iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Securities (in each case, other than (A) dividends or distributions in Common Stock, (B) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (C) payments under the Guarantee, (D) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plan or any other contractual obligation of the Company (other than a contractual obligation ranking pari passu with or junior in interest to the Securities), (E) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (F) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged).

           (b) The Company also covenants and agrees (i) that it shall directly or indirectly maintain 100% ownership of the Common Securities of the Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities and (ii) that it shall use its reasonable efforts, consistent with the terms and provisions of the Declaration, to cause the Trust (x) to remain a statutory business trust, except in connection with the distribution of the Securities to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust

Securities of the Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (y) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes.

           SECTION 10.06. Payment of Expenses of the Trust. In connection with the offering, sale and issuance of the Securities to the Property Trustee in connection with the sale of the Trust Securities by the Trust, the Company shall:

           (a) pay for all costs, fees and expenses relating to the offering, sale and issuance of the Securities, including commissions to the Initial Purchasers payable pursuant to the Purchase Agreement and compensation of the Trustee under the Indenture in accordance with the provisions of Section 6.07 of the Indenture;

           (b) be responsible for and pay for all debts and obligations (other than with respect to the Trust Securi ties) of the Trust, pay for all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including commissions to the underwriters in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets); and

           (c) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

           SECTION 10.07. Registration Rights. The Holders of the Preferred Securities, the Securities and the Guarantee and the shares of Common Stock issuable upon conversion of the Securities (collectively, the "Registrable Securities") are entitled to the benefits of a Registration Rights Agreement, dated as of June 19, 1998, among the Company, the Trust and the Initial Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement the Company and the Trust have agreed for the benefit of the holders of the Registrable Securities that they will (i) at the Company's sole expense, prior to August 18, 1998 file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (ii) use their best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act prior to October 19, 1998 and (iii) use their best efforts to maintain such Shelf Registration Statement continuously effective and useable for two years or such other period as shall be required under Rule 144(k) under the Securities Act or any successor rule thereto or, if earlier, such time as all of the applicable Registrable Securities have been sold thereunder (except that the Company will be permitted to suspend the use of the Shelf Registration Statement during certain periods under certain circumstances specified in the Registration Rights Agreement). If the Company fails to comply with any of clauses (i) through (iii) above, subject to certain exceptions provided in the Registration Rights Agreement, (a "Registration Default") then, at such time, the Applicable Rate will increase by 50 basis points (.50%). Such increase will remain in effect from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, on which date the interest rate on the Securities will revert to the interest rate originally borne by the Securities.

                                   ARTICLE XI

                            Redemption of Securities

           SECTION 11.01. Optional Redemption. (a) The Company shall have the right to redeem the Securities solely from the proceeds of a Common Stock Offering (an "Optional Redemption") (i) in whole or in part, at any time or from time to time, prior to the Reset Date but on or after June 20, 2001 until (but excluding) the Tender Notification Date, at a Redemption Price (the "Initial Redemption Price") equal to the prices per $50 principal amount of Securities set forth in the following table, plus accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date, if redeemed during the 12-month period ending on June 15:

                                             Price Per $50
                                               Principal
                      Year                      Amount
                      ----                      ------
                      2002                     $51.5625

                      2003                      51.0417

                      2004                      50.5208

                      2005                        50.00

and (ii) after the Reset Date, in accordance with the Term Call Protections, if any, established in the Remarketing (any Redemption Price so established in the Remarketing, the "Term Redemption Price", and, together with the Initial Redemption Price, an "Optional Redemption Price"). The Company may make an Optional Redemption on an accelerated basis (an "Accelerated Redemption") whenever, on an Optional Redemption Notification Date (as defined in Section 11.01(b)), the Closing Price of the Common Stock on New York Stock Exchange Composite Tape for each of the five Trading Days prior to such Optional Redemption Notification Date was equal to or greater than 125% of the Applicable Conversion Price.

           (b) If the Company desires to consummate an Optional Redemption, it must cause to be sent, at its own expense, notice of such intent (an "Optional Redemption Notice"), via first-class mail, postage prepaid, within 90 days following the closing of the applicable Common Stock Offering (the "Optional Redemption Notification Date") to each Holder of Securities (and, if the Preferred Securities are still outstanding, to each Holder of the corresponding Preferred Securities) to be redeemed, at such Holder's address appearing in the Security Register and the List of Holders, if applicable; provided that in the case of an Accelerated Redemption, the Optional Redemption Notice must be received by such Holders not later than the Business Day immediately following the Optional Redemption Notification Date. Holders receiving an Optional Redemption Notice have the right, upon notification of the Trustee and the Conversion Agent prior to the Optional Redemption Date, to convert their Securities called for redemption into Company Common Stock at the Applicable Conversion Ratio on or prior to the Optional Redemption Date in compliance with
Article XIII hereof.

           (c) In the case of any Optional Redemption or Accelerated Redemption, the Company must notify the Trustee and the Property Trustee in writing of the Optional Redemption Date, the principal amount of Securities to be redeemed and provide a copy of the Optional Redemption Notice (i) in the case of an Optional Redemption, within 2 Business Days following the closing of the applicable Common Stock Offering and (ii) in the case of an Accelerated

Redemption, on the date that the applicable Common Stock Offering commences, or as soon as practicable thereafter.

           SECTION 11.02. Mandatory Redemption Upon Failed Final Remarketing. In the event of a Failed Final Remarketing, the Company shall be required to redeem the Securities in whole, and not in part, on the Reset Date at 101% of the principal amount thereof, plus accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date (the "Failed Remarketing Redemption Price"). In the event of a Failed Final Remarketing, the failure of the Company to redeem all the Outstanding Securities on the Reset Date shall constitute an Event of Default.

           SECTION 11.03. Tax Event Redemption. (a) If a Tax Event has occurred and is continuing and:

           (1) the Company has received a Redemption Tax Opinion; or

           (2) the Issuer Trustees shall have been informed by nationally recognized independent tax counsel (reasonably acceptable to the Issuer Trustees) experienced in such matters that a No Recognition Opinion cannot be delivered, then the Company shall have the right upon not less than 30 days nor more than 60 days notice to the Holders of the Securities and within 90 days following the occurrence and continuation of a Tax Event to redeem the Securities in whole, but not in part, for cash at $50 per $50 principal amount of the Securities plus accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date, within 90 days following the occurrence of such Tax Event (the "90 Day Period"); provided, however, that if, at the time there is available to the Company or the Trust the opportunity to eliminate, within the 90 Day Period, the Tax Event by taking some ministerial action, including, but not limited to, filing a form or making an election, or pursuing some other similar reasonable measure which, in the sole judgment of the Company, will have no adverse effect on the Company, the Trust or the Holders of the Preferred Securities and will involve no material cost, then the Company or the Trust shall pursue such ministerial action or other measure in lieu of redemption; and provided further that the Company shall have no right to redeem the Securities while the Trust is pursuing any ministerial action or other similar measure pursuant to its obligations under the Declaration.

                  (b) In the event that the Company redeems the Securities pursuant to Section 11.03(a), Holders shall have the right upon notification of the Trustee and the Conversion Agent, to convert their Securities or Preferred Securities, if applicable, into Common Stock at the Applicable Conversion Ratio prior to 5:00 p.m., New York City time, on the applicable Redemption Date.

                  (c) If the Company opts not to redeem the Securities pursuant to this Section 11.03, the Company shall be required to pay Additional Amounts in respect of the Securities pursuant to Section 3.01 for so long as (i) a Tax Event has occurred and is continuing and (ii) the Property Trustee is the sole Holder of the Securities.

                  SECTION 11.04. Redemption at Stated Maturity. (a) The Company shall repay all of the Outstanding Securities, if any, on June 15, 2028, at a price equal to the aggregate principal amount thereof, plus any accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date (the "Stated Maturity Price"). The Company must finance payment of the Stated Maturity Price with the proceeds of the sale of nonconvertible preferred securities or nonconvertible trust-preferred securities of the Company.

                  (b) If the proceeds from such sale(s) are insufficient to redeem all of the Outstanding Securities, if any, at the Stated Maturity Price, an Event of Default shall occur.

                  SECTION 11.05. Selection by Trustee of Securities to Be Redeemed. If less than all the Securities are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee pro rata, from the Outstanding Securities not previously called for redemption. Such selection method may provide for the selection for redemption of portions (equal to $50 or any integral multiple thereof) of the principal amount of the Securities.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

                  The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  SECTION 11.06. Notice of Redemption. Notice of redemption (other than with respect to a redemption which is an Accelerated Redemption) shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register. Notices with respect to an Accelerated Redemption shall be provided in accordance with the provisions of Section 11.01.

                  All notices of redemption given pursuant to this Article XI shall identify the Securities to be redeemed (including, if relevant, CUSIP number) and shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                  (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (5) the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  SECTION 11.07. Deposit of Redemption Price. Prior to 10:00 a.m. on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (together with Additional Payments, if any) on, all the Securities which are to be redeemed on that date.

                  If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.08) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

                  SECTION 11.08 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (including Additional Payments, if any) to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to the terms and the provisions of Section 3.08.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

                  SECTION 11.09. Securities Redeemed in Part. (a) In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the date of mailing of a notice of redemption of Securities selected for redemption and ending at the close of business on the day of such mailing and (ii) register the transfer of or exchange any Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Securities being redeemed in part.

                  (b) If a partial redemption of the Securities would result in the delisting of the Preferred Securities issued by the Trust from any national securities exchange or other organization on which the Preferred Securities are listed, the Company shall not be permitted to effect such partial redemption and may only redeem the Securities in whole.

                  (c) Any Security which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is surrendered, such new Security will (subject to Section 3.06) also be a new Global Security.


                                   ARTICLE XII

                           Subordination of Securities

                  SECTION 12.01. Agreement to Subordinate. The Company covenants and agrees, and each Holder of Securities by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article XII; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The payment by the Company of the principal of, premium, if any, interest (including Additional Payments, if any) and other Obligations with respect to all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full in cash of principal of (and premium, if any), interest and all other Obligations with respect to all Senior Debt, whether outstanding at the date of this Indenture or thereafter incurred; provided, however, that no provision of this Article XII shall prevent the occurrence of any default or Event of Default hereunder.

                  SECTION 12.02. Default on Senior Debt. In the event and during the continuation of any default by the Company in the payment of principal, premium, if any, interest on or any other Obligation relating to, any Senior

Debt when the same becomes due and payable (a "payment default"), whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, and in the case of Senior Debt other than Designated Senior Debt such default continues beyond the period of grace, if any, specified in the instrument evidencing such Senior Debt, then unless and until such default shall have been cured or waived or shall have ceased to exist or all Senior Debt and all Obligations relating thereto have been paid in full in cash, and in the event that the maturity of any Senior Debt has been accelerated because of a default, then no direct or indirect payment or distribution (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made with respect to the principal of (including redemption payments), premium, if any, or interest on, or any other Obligation relating to, the Securities or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities. In the event the Company shall suffer a default (other than a payment default) under any Designated Senior Debt and such default continues beyond the period of grace, if any, specified in the instrument evidencing such Designated Senior Debt, then, commencing upon the receipt by the Debenture Trustee (with a copy to the Company) of written notice of such default from the representative of the holders of such Designated Senior Debt and until such default shall have been cured or waived or shall have ceased to exist or all such Designated Senior Debt shall have been paid in full in cash, no direct or indirect payment or distribution (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made for or in respect of the Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 12.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, in the case of the first sentence of the preceding paragraph, the holders of Senior Debt, or, in the case of the second sentence of the preceding paragraph, the holders of Designated Senior Debt, or, in either case, their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Debt or Designated Senior Debt, as the case may be (or their representative or representatives or a trustee) notify the Trustee in writing within 180 days of such payment of the amounts then due and owing to the holders of such Senior

Debt and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Senior Debt.

                  SECTION 12.03. Liquidation; Dissolution; Bankruptcy. Upon any direct or indirect payment by or on behalf of the Company or direct or indirect distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company or assignment for the benefit of creditors or marshaling of assets, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts (including principal, premium, if any, and interest) due or to become due upon all Senior Debt shall first be paid in full in cash, or such payment thereof provided for in money in accordance with its terms, before any payment or distribution is made on account of the principal (and premium, if any), interest or any other Obligation relating to the Securities; and upon any such dissolution or winding up or liquidation or reorganization, any direct or indirect payment by the Company, or direct or indirect payment or distribution (in cash, property, securities, by set-off or otherwise) to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article XII, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Debt in full, in cash, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt, before any such payment or distribution is made to the Holders of Securities or to the Trustee.

                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Debt is paid in full in cash, or provision is made for such payment in cash in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Debt or their representative or repre-sentatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay such Senior Debt in full in cash in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

                  For purposes of this Article XII, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XII with respect to the Securities to the payment of all Senior Debt which may at the time be outstanding; provided, that (i) such Senior Debt is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of such Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions provided for in Article VIII hereof shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 12.03 if such other Person shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions stated in Article VIII hereof. Nothing in Section
12.02 or in this Section 12.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07 hereof.

                  SECTION 12.04. Subrogation. Subject to the payment in full in cash of all Senior Debt, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article XII, and no payment over pursuant to the provisions of this Article XII, to or for the benefit of the holders of such Senior Debt by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Debt. It is understood that the provisions of this
Article XII are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of such Senior Debt on the other hand.

                  Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including Additional Payments, if any) on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XII of the holders of such Senior Debt in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company referred to in this Article XII, the Trustee, subject to the provisions of
Section 6.03, and the Holders of the Securities, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII; provided that such court, trustee, receiver, agent or other Person has been apprised of, or the order, decree or certificate makes reference to, the provisions of this Article.

                  SECTION 12.05. Trustee to Effectuate Subordination. Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XII and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.

                  SECTION 12.06. Notice by the Company. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this
Article XII. Notwithstanding the provisions of this Article XII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XII, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Debt or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.03 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 12.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

                  The Trustee, subject to the provisions of Section 6.03, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of such Senior Debt or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article XII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such

Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the right of such Person under this Article XII, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 12.07. Rights of the Trustee; Holders of Senior Debt. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XII in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Debt of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are set forth in this Article XII, and no implied covenants or obligations with respect to the holders of such Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Debt and, subject to the provisions of Section 6.03, the Trustee shall not be liable to any holder of such Senior Debt if it shall pay over or deliver to Holders of Securities, the Company or any other Person money or assets to which any holder of such Senior Debt shall be entitled by virtue of this Article XII or otherwise.

                  SECTION 12.08. Subordination May Not Be Impaired. (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                  (b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the holders of the Securities and without impairing or releasing the subordination provided in this Article XII or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Debt, or otherwise amend or supplement in any manner such Senior Debt or any instrument evidencing the same or any agreement under which such Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Debt; (iii) release any Person liable in any manner for the collection of such Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                  (c) The subordination provisions of this Article XII shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Senior Debt is, pursuant to applicable law, avoided, recovered, or rescinded or must otherwise be restored or returned by any holder of Senior Debt, whether as a "voidable preference," "fraudulent conveyance," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made.

                  (d) If, upon any proceeding referred to in Section 12.03, the Trustee does not file a claim in such proceeding prior to fifteen Business Days before the expiration of the time to file such claim, the holders of Designated Senior Debt or their agent may file such claim on behalf of the Holders of the Securities.

                  (e) The subordination provisions contained herein are solely for the benefit of the holders from time to time of Senior Debt and their representatives, assignees and beneficiaries and may not be rescinded, canceled, amended or modified in any way other than, as to any holder of Senior Debt, pursuant to an amendment or modification that is permitted by the documentation relating to the Senior Debt applicable to such holder.


                                  ARTICLE XIII

                            Conversion of Securities

                  SECTION 13.01. Conversion Rights. Subject to and upon compliance with the provisions of this Article, the Securities are convertible, at the option of the Holder, at any time prior to 5:00 p.m. New York City time, on or prior to the Tender Notification Date and, in the event of a Convertible Remarketing which does not fail, on and after the Reset Date through June 15, 2028 (except that Securities called for redemption by the Company shall be convertible at any time prior to 5:00 p.m. New York City time, on any Redemption
Date), into fully paid and nonassessable shares of Common Stock of the Company. On or prior to the Tender

Notification Date, each Security is convertible at the option of the Holder into
1.5179 shares of Common Stock for each $50 in aggregate principal amount of Securities (the "Initial Conversion Ratio") (equal to a conversion price of $32.94 principal amount of Securities per share of Common Stock (the "Initial Conversion Price")). On and after the Reset Date, the Securities may, at the option of the Company and subject to the results of the Remarketing, become nonconvertible or convertible into a different number of shares of Common Stock. The conversion ratio and the equivalent conversion price in effect at any given time are known as the "Applicable Conversion Ratio" and the "Applicable Conversion Price", respectively, and are subject to adjustment as described in this Article XIII. A Holder of Securities may convert any portion of the principal amount of the Securities into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Securities to be converted by the Applicable Conversion Ratio. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  SECTION 13.02. Conversion Procedures. (a) In order to convert all or a portion of the Securities, the Holder thereof shall deliver to the Conversion Agent an irrevocable Notice of Conversion setting forth the principal amount of Securities to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Securities are definitive Securities, surrender to the Conversion Agent the Securities to be converted, duly endorsed or assigned to the Company or in blank. In addition, a Holder of Preferred Securities may exercise its right under the Declaration to convert such Preferred Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Securities held by the Trust (at an exchange rate of $50 principal amount of Securities for each Preferred Security) and (ii) to immediately convert such Securities, on behalf of such Holder, into Common Stock of the Company pursuant to this Article XIII and, if such Preferred Securities are in definitive form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Securities except pursuant to a Notice of Conversion duly executed and delivered to the Conversion Agent by a Holder of Preferred Securities.

                  If a Notice of Conversion is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Holder will be entitled to receive the interest payable on the subsequent Interest Payment Date on the portion of Securities to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Except as otherwise provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Securities being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a Holder of the Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless other wise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

                  (b) Subject to the right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of
Section 3.08 and the second paragraph of clause (a) of Section 13.02, the Company's delivery upon conversion of the whole number of shares of Common Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at Maturity of the portion of Securities so converted and any unpaid interest (including Additional Payments) accrued on such Securities at the time of such conversion.

                  (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the

Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price of such fractional interest on the date on which the Securities or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Securities or the Holder of the Preferred Securities so converted.

                  (d) In the event of the conversion of any Security in part only, a new Security or Securities for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancelation thereof in accordance with Section 3.06.

                  (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the Holders of Preferred Securities (in the exchange of Preferred Securities for Securities) and as agent of the Holders of Securities (in the conversion of Securities into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (x) if the Trust exists, (i) to exchange Securities held by or on behalf of the Trust from time to time for Preferred Securities in connection with the conversion of such Preferred Securities in accordance with this Article XIII and (ii) to convert all or a portion of the Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XIII and to deliver to the Trust a new Security or Securities for any resulting unconverted principal amount and (y) if the Trust no longer exists (i) to exchange Securities held by the Holders in connection with the conversion of such Securities in accordance with this Article XIII and (ii) to convert all or a portion of the Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XIII and to deliver to such Holders a new Security or Securities for any resulting unconverted principal amount.

                  (f) All shares of Common Stock delivered upon any conversion of Restricted Securities shall bear a restrictive legend substantially in the form of the legend required to be set forth on such Securities and shall be subject to the restrictions on transfer provided in such legend and in Section 3.06(b) hereof. Neither the Trustee nor the Conversion Agent shall have any responsibility for the inclusion or content of any such restrictive legend on such Common Stock; provided, however, that the Trustee or the Conversion Agent shall have provided to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver to such Conversion Agent certificates for such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

                  SECTION 13.03. Conversion Price Adjustments. The Applicable Conversion Price shall be subject to adjustment (without duplication) from time to time as follows:

                  (i) In case the Company shall pay a dividend or make a distribution on the Common Stock exclusively in Common Stock, the Applicable Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Applicable Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subparagraph (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. In the event that such dividend or distribution is not so paid or made, the Applicable Conversion Price shall again be adjusted to be the Applicable Conversion Price which would then be in effect if such dividend or distribution had not occurred.

                  (ii) In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights or warrants, in each case entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in subparagraph (vii)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Applicable Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Applicable Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. To the extent that rights are not so issued or shares of Common Stock are not so delivered after the expiration of such rights or warrants, the Applicable Conversion Price shall be readjusted to the Applicable Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. For the purposes of this subparagraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

                  (iii) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Applicable Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Applicable Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (iv) Subject to the last sentence of this subparagraph (iv), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in subparagraph (ii) of this Section 13.03, any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph (i) of this Section 13.03), the Applicable Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Applicable Conversion Price in effect immediately prior to the effectiveness of the

         Applicable Conversion Price reduction contemplated by this subparagraph
         (iv) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (vii) of this Section 13.03) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Applicable Conversion Price shall again be adjusted to be the Applicable Conversion Price which would then be in effect if such dividend or distribution had not occurred. For purposes of this subparagraph (iv), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Applicable Conversion Price reduction required by this subparagraph
         (iv)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further Applicable Conversion Price reduction required by subparagraph (i) or
         (ii) of this Section 13.03), except any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (i) of this Section 13.03.

                  (v) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding (x) cash dividends that do not exceed the per share amount of the smallest of the immediately four preceding quarterly cash dividends (as adjusted to appropriately reflect any of the events referred to in subparagraphs
         (i), (ii), (iii), (iv), (v) and (vi)), and (y) cash dividends, the per share amount of which, together with the aggregate per share amount of any other cash dividends paid within the 12 months preceding the date of payment of such cash dividends, does not exceed 12 1/2% of the current market price per share (determined as provided in subparagraph (vii) of this Section 13.03) of the Common Stock on the Trading Day next preceding the date of declaration of such dividend, the Applicable Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Applicable Conversion Price in effect immediately prior to the effectiveness of the Applicable Conversion Price reduction contemplated by this subparagraph (v) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (vii) of this Section 13.03) of the Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed and not excluded as provided applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the current market price per share (as defined in subparagraph (vii) of this Section 13.03) of the Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Security immediately prior to the record date for the distribution of the cash. In the event that such dividend or distribution is not so paid or made, the Applicable Conversion Price shall again be adjusted to be the Applicable Conversion Price which would then be in effect if such record date had not been fixed.

                  (vi) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Company's Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the current market price per share (determined as provided in subparagraph (vii) of this Section 13.03) of the Common Stock on the Trading Day next succeeding the Expiration Time, the Applicable Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Applicable Conversion Price in effect immediately prior to the effectiveness of the Applicable Conversion Price reduction contemplated by this subparagraph (vi) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the cur rent market price per share (determined as provided in subparagraph (vii) of this Section 13.03) of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the current market price per share (determined as provided in subparagraph (vii) of this Section 13.03) of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

                  (vii) For the purpose of any computation under subparagraphs
         (ii), (iv), (v) and (vi) of this Section 13.03, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the ten consecutive Trading Days prior to the earlier of the day in question and, if applicable, the day before the "ex" date (as hereinafter defined) with respect to the issuance or distribution requiring such computation; provided, however, that if the day in question or the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Applicable Conversion Price pursuant to Section 13.03 (ii), (iv), (v) or (vi) occurs during such 10 consecutive Trading Days, the Closing Price for each Trading Day prior to such date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Applicable Conversion Price is so required to be adjusted as a result of such other event. For purposes of this subparagraph (vii), the term "ex" date (I) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (II) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and (III) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Applicable Conversion Price are called for pursuant to this Section 13.03, such adjustments shall be made to the current market price as may be necessary or appropriate to effectuate the intent of this Section 13.03 and to avoid unjust or inequitable results, as determined in good faith by the Board of Directors.

                  (viii) The Company may make such reductions in the Applicable Conversion Price, in addition to those required by subparagraphs (i),
         (ii), (iii), (iv), (v) and (vi), as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  (ix) No adjustment of the Applicable Conversion Price shall be made upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock or options or rights to purchase such shares pursuant to any present or future employee, director or consultant benefit plan or program of the Company or pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the date the Securities were first issued. There shall also be no adjustment of the Applicable Conversion Price in case of the issuance of any Common Stock (or securities convertible into or exchangeable for Common Stock), except as specifically described above. Furthermore, no adjustment in the Applicable Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Applicable Conversion Price; provided, however, that any adjustments which by reason of this subparagraph (ix) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

                  SECTION 13.04. Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Company shall be a party to any transaction (including without limitation (a) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (b) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancelation of outstanding shares of Common Stock of the Company), (c) any sale or transfer of all or substantially all of the assets of the Company or (d) any compulsory share exchange) (each of the events in the preceding clauses (a) through (d) being referred to as a "Company Transaction"), in each case, as a result of which shares of Common Stock shall be converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such Company Transaction whereby the Holder of each Security then outstanding shall have the right thereafter to convert such Security only into (i) in the case of any such transaction other than a Common Stock Fundamental Change, the kind and amount of securities, cash and other property receivable upon consummation of such Company Transaction by a holder of the number of shares of Common Stock of the Company into which such Security could have been converted immediately prior to such Company Transaction, after giving effect to any adjustment in the Applicable Conversion Price required by the provision of Section 13.07(a)(i), and (ii) in the case of a Company Transaction involving a Common Stock Fundamental Change, common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined pursuant to the provisions of Section 13.07(a)(ii). Holders of the Securities shall have no voting rights with respect to any Company Transaction described in this Section 13.04.

                  The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the Company's shares, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIII. The above provisions shall similarly apply to successive transactions of the foregoing type.

                  SECTION 13.05. Notice of Adjustments of Conversion Price. Whenever the Applicable Conversion Price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted Applicable Conversion Price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Applicable Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Securities; and

                  (b) a notice stating the Applicable Conversion Price has been adjusted and setting forth the adjusted Applicable Conversion Price shall as soon as practicable be mailed by the Company to all record Holders of Preferred Securities and the Securities at their last addresses as they appear upon the stock transfer books of the Company and the books and records of the Trust, respectively.

                  SECTION 13.06.  Prior Notice of Certain Events.
In case:

                  (i) the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 13.03(iv) or (v) or (2) authorize a tender or exchange offer that would require an adjustment pursuant to Section 13.03(vi);

                  (ii) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

                  (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                  (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (a) if any Preferred Securities are outstanding, cause to be filed with the transfer agent for the Preferred Securities, and shall cause to be mailed to the Holders of record of the Preferred Securities, at their last addresses as they shall appear upon the books and records of the Trust or (b) if no Preferred Securities are outstanding, shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least fifteen days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

                  SECTION 13.07. Adjustments in Case of Fundamental Changes. (a) Notwithstanding any other provision in this Article XIII to the contrary, in the case of any Company Transaction involving a Fundamental Change, then the Applicable Conversion Price will be adjusted immediately after such Fundamental Change as follows:

                  (i) in the case of a Non-Stock Fundamental Change, the Applicable Conversion Price of the Securities shall thereupon become the lower of (A) the Applicable Conversion Price immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to this Article XIII, and (B) the result obtained by multiplying the greater of the Relevant Price or the then applicable Reference Market Price by a fraction of which the numerator shall be $50 and the denominator shall be the then-current Optional Redemption Price or, on or prior to June 20, 2001 and at any time on and after the Reset Date at which the Securities are not redeemable at the option of the Company, an amount per Security determined by the Company in its sole discretion, after consultation with an investment banking firm, to be the equivalent of the hypothetical Redemption Price that would have been applicable if the Securities had been redeemable during such period (the "Optional Redemption Ratio") (such product shall hereinafter be referred to as the "Adjusted Relevant Price" or the "Adjusted Reference Market Price", as the case may be); and

                  (ii) in the case of a Common Stock Fundamental Change, the Applicable Conversion Price of the Securities in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to this Article XIII, shall thereupon be adjusted by multiplying such Applicable Conversion Price by a fraction of which the numerator shall be the Purchaser Stock Price and the denominator shall be the Relevant Price; provided, however, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquiror or other third party (and cash, if any, is paid only with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the Common Stock shall have been exchanged for, converted into or acquired for common stock (and cash with respect to fractional interests) of the successor, acquiror or other third party, the Applicable Conversion Price of the Securities in effect immediately prior to such Common Stock Fundamental Change shall thereupon be adjusted by multiplying such Applicable Conversion Price by a fraction of which the numerator shall be one and the denominator shall be the number of shares of common stock of the successor, acquiror, or other third party received by a stockholder for one share of Common Stock as a result of such Common Stock Fundamental Change.

                  (b) Definitions. The following definitions shall apply to terms used in this Article XIII:

                  (1) "Closing Price" of any security on any day shall mean on any day the last reported sale price of such security on such day, or in case no sale takes place on such day, the average of the closing bid and asked prices in each case on the principal national securities exchange on which such securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NNM or, if such securities are not listed or admitted to trading on any national securities exchange or quoted on the NNM, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected by the Company for such purpose.

                  (2) "Common Stock Fundamental Change" shall mean any Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors) of the consideration received by holders of Common Stock consists of common stock that for each of the ten consecutive Trading Days immediately prior to and including the Entitlement Date has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the NNM.

                  (3) "Entitlement Date" shall mean the record date for determination of the holders of Common Stock entitled to receive securities, cash or other property in connection with a Non-Stock Fundamental Change or a Common Stock Fundamental Change or, if there is no such record date, the date upon which holders of Common Stock shall have the right to receive such securities, cash or other property.

                  (4) "Fundamental Change" shall mean the occurrence of any transaction or event in connection with a plan pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive securities, cash or other property (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); provided, however, in the case of a plan involving more than one such transaction or event, for purposes of adjustment of the Applicable Conversion Price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock of the Company shall be exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash or other property, but the adjustment shall be based upon the highest weighted average of consideration per share that a holder of Common Stock could have received in such transactions or events as a result of which more than 50% of the Common Stock of the Company shall have been exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash or other property.

                  (5) "Non-Stock Fundamental Change" shall mean any Fundamental Change other than a Common Stock Fundamental Change.

                  (6) "Purchaser Stock Price" shall mean, with respect to any Common Stock Fundamental Change, the average of the daily Closing Prices of the common stock received in such Common Stock Fundamental Change for the ten (10) consecutive Trading Days prior to and including the Entitlement Date, as adjusted in good faith by the Board of Directors to appropriately reflect any of the events referred to in subparagraphs (i), (ii), (iii), (iv), (v) and (vi) of Section 13.03.

                  (7) "Reference Market Price" shall initially mean on the date of original issuance of the Securities, $17.88 (which is an amount equal to 66-2/3% of the last reported sale price for the Common Stock on the New York Stock Exchange Composite Tape on such date) and, in the event of any adjustment to the Applicable Conversion Price from such date to (but excluding) the Reset Date, other than as a result of a Non-Stock Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Applicable Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of $17.88 to the Initial Conversion Price. If the Securities are convertible into Common Stock on and after the Reset Date, the Reference Market Price on such date will be an amount equal to 66-2/3% of the Closing Price of the Common Stock on the Reset Date and, in the event of any adjustment to the Applicable Conversion Price from the Reset Date and thereafter, other than as a result of a Non-Stock Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Applicable Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of the Closing Price of the Common Stock on the Reset Date to the Term Conversion Price.

                  (8) "Relevant Price" shall mean (i) in the event of a Non-Stock Fundamental Change in which the holders of the Common Stock receive only cash, the amount of cash received by a stockholder for one share of Common Stock and (ii) in the event of any other Non-Stock

         Fundamental Change or any Common Stock Fundamental Change, the average of the daily Closing Prices of the Common Stock for the ten consecutive Trading Days prior to and including the Entitlement Date, in each case, as adjusted in good faith by the Company to appropriately reflect any of the events referred to in subparagraphs (i), (ii), (iii), (iv), (v) and (vi) of Section 13.03.

                  (9) "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

                  SECTION 13.08. Dividend or Interest Reinvestment Plans. (a) Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Securities were first issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies.

                  (b) There shall also be no adjustment of the Applicable Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article XIII.

                  SECTION 13.09. Certain Additional Rights. Notwithstanding any other provision of this Article XIII to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Article XIII if the Company makes proper provision so that each Holder who converts a Security (or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of such distributions that such Holder would have been entitled to receive if such Holder had, immediately prior to such determination date, converted such Security into Common Stock.

                  SECTION 13.10. Restrictions on Common Stock Issuable Upon Conversion. (a) Shares of Common Stock to be issued upon conversion of a Security in respect of Restricted Preferred Securities (as defined in the Declaration) shall bear such restrictive legends as the Company may provide in accordance with applicable law.

                  (b) If shares of Common Stock to be issued upon conversion of a Security in respect of Restricted Preferred Securities are to be registered in a name other than that of the Holder of such Preferred Security, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Company and signed by such Person, as to compliance with the restrictions on transfer applicable to such Preferred Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the Holder shares of Common Stock or such Preferred Securities issued upon conversion of any such Security in respect of such Preferred Securities not so accompanied by a properly completed certificate.

                  SECTION 13.11. Trustee Not Responsible for Determining Conversion Price or Adjustments. Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Security to determine whether any facts exist which may require any adjustment of the Applicable Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in Article X or this Article XIII.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.


                                            BUDGET GROUP, INC.

                                              by /s/ Sanford Miller
                                                -------------------------------
                                                Name: Sanford Miller
                                                Title: Chairman and CEO


                                            THE BANK OF NEW YORK

                                              by /s/ Mary La Gumina
                                                -------------------------------
                                                Name: Mary La Gumina
                                                Title: Assistant Vice President

                                    EXHIBIT A

                                FORM OF SECURITY

                           [FORM OF FACE OF SECURITY]

[Include if a Global Security: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR A SECURITY REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO BUDGET GROUP, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Include Restricted Securities Legend if required under Section 2.02: THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY COMMON STOCK OF THE COMPANY ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER AND THE COMPANY THAT (A) THIS SECURITY AND ANY CLASS A COMMON STOCK OF THE COMPANY ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN

RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (iii) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]

                               BUDGET GROUP, INC.

                                   HIGH TIDES
                               Debenture Due 2028

No.                                                                     $
                                                                [CUSIP No. ]

                  BUDGET GROUP, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called "the Company", which term includes any successor corporation under the Indenture hereinafter referred to),
for value received, hereby promises to pay            to , or registered
assigns, the principal sum [indicated on Schedule A hereof]1 [of     Dollars](2)
($       ) on June 15, 2028.



Interest Payment Dates:    March 15, June 15, September 15 and
                           December 15, commencing
                           September 15, 1998

Regular Record Dates:      the close of business on the first
                           day of each March, June, September
                           or December immediately preceding
                           the applicable Interest Payment
                           Date

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

-----------------------
   (1)              Applicable to Global Securities only.
   (2)              Applicable to certificated Securities only.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers.

Dated:         ,

                                         BUDGET GROUP, INC.


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                         TRUSTEE'S CERTIFICATE
                                         OF AUTHENTICATION

                  This is one of the Securities referred to in the within-mentioned Indenture.


Dated:           ,                       THE BANK OF NEW YORK
                                           as Trustee


                                         By:
                                             ----------------------------------
                                             Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

                               BUDGET GROUP, INC.

                                   HIGH TIDES
                               Debenture Due 20283(3)

                  1. Interest. BUDGET GROUP, INC., a Delaware corporation (the "Company"), is the issuer of this HIGH TIDES Debenture Due 2028 (the "Security") limited in aggregate principal amount to $309,278,400 (or up to $355,670,150 to the extent the over-allotment option is exercised in full), issued under the Indenture hereinafter referred to. The Company promises to pay interest on the Securities in cash from June 19, 1998 or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral for up to 20 consecutive quarters as described in Section 3 hereof) in arrears on March 15, June 15, September 15 and December 15 of each year (each such date, an "Interest Payment Date"), commencing September 15, 1998, at the Applicable Rate, plus Additional Payments, if any, until the principal hereof shall have become due and payable. Each registered Holder of Securities on June 1, 2005 (including any Holder which has tendered or is deemed to have tendered its Securities for remarketing) shall be paid interest and Additional Payments, if any, accrued to (but excluding) the Reset Date on June 15, 2005 (or, if such day is not a Business Day, the next succeeding Business Day). Interest and Additional Payments, if any, accrued from and after the Reset Date to (but excluding) September 15, 2005 shall be paid on September 15, 2005 (or, if such day is not a Business Day, the next succeeding Business Day) to the Person in whose name each Security is registered on the preceding September 1, subject to the right of the Company to initiate a Deferral Period. Prior to the Reset Date, the Applicable Rate shall be 6 1/4% per annum (subject to increase in certain circumstances upon a Registration Default). On and after the Reset Date, the Applicable Rate shall be the rate established by the Remarketing Agent in connection with the Remarketing.

                  The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a

-----------------------

   (3) All terms used in this Security which are defined in the Indenture or in the Declaration referred to herein shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

360-day year. To the extent lawful, the Company shall pay interest on overdue installments of interest (without regard to any applicable grace period) at the rate borne by the Securities, compounded quarterly. Any interest paid on this Security shall be increased to the extent necessary to pay Additional Sums as set forth in this Security.

                  2. Additional Sums. The Company shall pay to Budget Group Capital Trust (and its permitted successors or assigns under the Declaration) (the "Trust") such additional amounts as may be necessary in order that the amount of dividends or other distributions then due and payable by the Trust on the Preferred Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any additional taxes, duties and other governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority.

                  3. Extension of Interest Payment Period. So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of this Security, from time to time to defer payments of interest by extending the interest payment period of such Security for up to 20 consecutive quarters (a "Deferral Period"); provided that no Deferral Period may extend beyond (i) the maturity (whether at June 15, 2028 or by declaration of acceleration, call for redemption or otherwise) or (ii) in the case of a Deferral Period that begins prior to the Reset Date, the Reset Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to
Section 3.13 of the Indenture, will bear interest thereon at the Applicable Rate compounded quarterly for each quarter of the Deferral Period ("Compounded Interest"). On the applicable Payment Resumption Date, the Company shall pay all interest then accrued and unpaid on the Securities, including any Compounded Interest that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the record date fixed for such Payment Resumption Date. Before the termination of any Deferral Period, the Company may further extend such period, provided that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters or extend beyond (i) the maturity (whether at June 15, 2028 or by declaration of acceleration, call for redemption or otherwise) or (ii) in the case of a Deferral Period that begins prior to the Reset Date, the Reset Date. Upon the termination of any Deferral Period and upon the payment of all Compounded Interest and Additional Sums (together, "Additional Payments"), if any, then due, the Company may commence a new Deferral Period, subject to the foregoing requirements. No interest shall be due and payable during a Deferral Period except on the applicable Payment Resumption Date.

                  The Company shall give the Holder of the Security and the Trustee written notice (a "Deferral Notice") of its selection of a Deferral Period at least ten days prior to the record date for any distributions that would have been payable on the Trust Securities except for the decision to begin or extend such Deferral Period. The Company may elect to pay all interest then accrued and unpaid on the Securities, including Compounded Interest, on an Interest Payment Date prior to its most recently established Payment Resumption Date, provided that the Company gives the Holder of the Security and the Trustee a new Deferral Notice setting forth the revised Payment Resumption Date at least three Business Days prior to the Regular Record Date for such revised Payment Resumption Date.

                  The quarter in which any Deferral Notice is given pursuant to the second paragraph of this Section 3 shall be counted as one of the 20 quarters permitted in the maximum Deferral Period permitted under the first paragraph of this Section 3.

                  4. Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the first day of March, June, September or December, as applicable, immediately preceding each Interest Payment Date (the "Regular Record Date"), commencing September 15, 1998. Each registered Holder of Securities on June 1, 2005 (including any Holder which has tendered or is deemed to have tendered its Securities for remarketing) shall be paid interest and Additional Payments, if any, accrued to (but excluding) the Reset Date on June 15, 2005 (or, if such day is not a Business Day, the next succeeding Business Day). Interest and Additional Payments, if any, accrued from and after the Reset Date to (but excluding) September 15, 2005 shall be paid on September 15, 2005 (or, if such day is not a Business Day, the next succeeding Business Day) to the Person in whose name each Security is registered on the preceding September 1, subject to the right of the Company to initiate a Deferral Period. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture; provided that any such payment will be made in such coin or currency of the United States of America which at the time is a legal tender for payment of public and private debts.

                  Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that at any time that the Property Trustee is not the sole Holder of the Securities, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer.

                  5. Paying Agent and Security Registrar. The Trustee will act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

                  6. Indenture. The Company issued the Securities under an indenture, dated as of June 19, 1998 (the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "Trust Indenture Act") as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $309,278,400 in aggregate principal amount (or up to $355,670,150 to the extent the over-allotment option is exercised in full) and subordinated in right of payment to all existing and future Senior Debt of the Company. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein pre scribed or to convert this Security as provided in the Indenture.

                  7. Optional Redemption. The Securities are redeemable at the Company's option at any time and from time to time solely from the proceeds of a Common Stock Offering (an "Optional Redemption") (i) in whole or in part, at any time or from time to time, prior to the Reset Date but on or after June 20, 2001 until (but excluding) the Tender Notification Date, at a Redemption Price (the "Initial Redemption Price") equal to the prices per $50 principal amount of Securities set forth in the table below, plus any accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date, if redeemed during the 12-month period ending on June 15:



                                                             Price Per $50
                                                               Principal
                     Year                                       Amount
                     ----                                    -------------
                     2002...................................    $51.5625
                     2003...................................     51.0417
                     2004...................................     50.5208
                     2005...................................     50.00

and (ii) after the Reset Date, in accordance with the Term Call protections, if any, established in connection with the Remarketing. The Company may make an Optional Redemption on an accelerated basis (an "Accelerated Redemption") whenever, on an Optional Redemption Notification Date, the Closing Price of the Class A Common Stock of the Company, par value $.01 per share ("Class A Common Stock"), on the New York Stock Exchange Composite Tape for each of the five trading days prior to such Optional Redemption Notification Date was equal to or greater than 125% of the Applicable Conversion Price.

                  If the Company desires to consummate an Optional Redemption, it must cause to be sent, at its own expense, notice of such intent (an "Optional Redemption Notice"), via first-class mail, postage prepaid, within 90 days following the closing of the applicable Common Stock Offering (the "Optional Redemption Notification Date") to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register; provided that in the case of an Accelerated Redemption, the Optional Redemption Notice must be received by such Holders not later than the Business Day immediately following the Optional Redemption Notification Date. Holders receiving an Optional Redemption Notice have the right, upon notification of the Trustee and the Conversion Agent on or prior to the Optional Redemption Date, to convert their Securities called for redemption into Class A Common Stock at the Applicable Conversion Ratio prior to the Optional Redemption Date in compliance with Article XIII of the Indenture. "Optional Redemption Date" means the date which is (i) 20 to 40 days following the Optional Redemption Notification Date (or if such date is not a Business Day, the next succeeding Business Day) or (ii) in the event that the Company decides to make an Accelerated Redemption, five Business Days following the Optional Redemption Notification Date.

                  Securities in denominations larger than $50 may be redeemed in part but only in integral multiples of $50. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee pro rata in accordance with the Indenture. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancelation hereof. On and after the Redemption Date, interest ceases to accrue on the Securities or portions of them called for redemption.

                  8. The Remarketing. At least 40 days but not more than 60 days prior to June 15, 2005, the Company will cause a notice to be sent to all Holders of Securities stating whether it intends to remarket the Securities as Securities which will be convertible into Class A Common Stock or which will be nonconvertible. All Securities will be deemed tendered for remarketing unless the Holder thereof delivers irrevocable notice to the contrary to the Tender Agent prior to May 20, 2005 (or, if such day is not a Business Day, the next succeeding Business Day)(the "Tender Notification Date"). The Remarketing Agent will establish, pursuant to the terms of the Remarketing Agreement, the Term Provisions, including the Term Rate at which interest will accrue on the Securities, to be effective beginning on June 15, 2005 (or, if such day is not a Business Day, the next succeeding Business Day) or such earlier day as may be determined by the Remarketing Agent, in its sole discretion, for settlement of a successful Remarketing (the "Reset

Date"). A Holder of Securities that has not duly given notice that it will retain its Securities will cease to have any further rights with respect to such Securities upon the successful remarketing thereof, except the right of such Holder to receive an amount equal to (i) from the proceeds of the Remarketing or, in the event of a Failed Final Remarketing or upon the occurrence of certain Market Events (as such term is defined in the Remarketing Agreement), 101% of the aggregate principal amount of the Securities, plus (ii) from the Company, any accrued but unpaid interest (including Additional Payments, if any) to (but excluding) the Reset Date. In the event of a Failed Final Remarketing, the Company shall be required to redeem the Securities in whole, and not in part, on the Reset Date at 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date. The failure by the Company to redeem the Securities in whole on the Reset Date upon the occurrence of a Failed Final Remarketing shall constitute an Event of Default.

                  9. Optional Redemption Upon Tax Event. Subject to the conditions set forth in the Indenture, the Securities are subject to redemption in whole, but not in part, if a Tax Event shall occur and be continuing, at any time within 90 days following the occurrence of such Tax Event, at a Redemption Price equal to $50 per $50 principal amount thereof, plus accrued but unpaid interest, including Additional Payments, if any, to the Redemption Date.

                  In lieu of the foregoing, the Company shall also have the option of causing the Securities to remain outstanding and pay Additional Sums on the Securities.

                  10. Notice of Redemption in Connection with a Failed Final Remarketing or a Tax Event. In case of a redemption in connection with a Failed Final Remarketing or a Tax Event, notice of redemption will be mailed by first-class mail, postage prepaid, at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at such Holder's address appearing in the Security Register.

                  11. Mandatory Redemption. The Securities will mature, and the Company must redeem the securities in whole and not in part, on June 15, 2028 with the proceeds of the sale of nonconvertible preferred or nonconvertible trust - preferred Securities of the Company at a price equal to the aggregate principal amount thereof, plus accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date. The failure of the Company to redeem all Outstanding Securities on June 15, 2028 with the proceeds of the sale of nonconvertible preferred and nonconvertible trust-preferred securities of the Company shall constitute an Event of Default.

                  12. No Sinking Fund. There are no sinking fund payments with respect to the Securities.

                  13. Payment to Registered Holders; Cessation of Interest Accrual Upon Redemption.

                  If this Security is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest (and Additional Payments, if any) will be paid to the person in whose name this Security is registered at the close of business on such record date.

                  On or after the Redemption Date, interest will cease to accrue on the Securities, or portion thereof, called for redemption.

                  14. Subordination. The payment of the principal of, interest on or any other amounts due on the Securities is subordinated in right of payment to all existing and future Senior Debt (as defined below) of the Company, as described in the Indenture. Each Holder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

                  "Senior Debt" means (i) all obligations of the Company under the Senior Credit Agreement, including, without limitation, principal (including, without limitation, reimbursement obligations in respect of letters of credit (whether or not drawn) and obligations to cash collateralize letters of credit), premium (if any), interest (including, without limitation, interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, whether or not such interest is an allowable claim in such bankruptcy proceeding), fees, indemnifications, expenses and other amounts payable pursuant thereto, (ii) the principal of, and premium and interest, if any, on all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, (iii) all obligations to make payment pursuant to the terms of financial instruments, such as (a) securities contracts and foreign currency exchange contracts, (b) derivative instruments, such as swap agreements

(including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange agreements, options, commodity futures contracts and commodity options contracts, and (c) similar financial instruments; except, in the case of both (ii) and (iii) above, such indebtedness and obligations that are expressly stated to rank junior in right of payment to, or pari passu in right of payment with, the Securities, (iv) and indebtedness or obligations of others of the kind described in (i), (ii) and (iii) above for the payment of which the Company is responsible or liable as guarantor or otherwise and (iv) deferrals, renewals or extensions of any such Senior Debt; provided, however, that Senior Debt shall not be deemed to include (a) any Debt of the Company which, when incurred and without respect to any election under Section 1111(b) of the United States Bankruptcy Code of 1978, was without recourse to the Company, (b) trade accounts payable and accrued liabilities arising in the ordinary course of business, (c) any Debt of the Company to any of its subsidiaries, (d) Debt to any employee of the Company, and (e) Debt which by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business to the extent that payments made to the holders of such Debt by the Holders of the Securities as a result of the subordination provisions of the Indenture would be greater than such payments otherwise would have been as a result of any obligation of such holders of such Debt to pay amounts over to the obligees on such trade accounts payable or accrued liabilities arising in the ordinary course of business as a result of subordination provisions to which such Debt is subject.

                  15. Conversion. The Holder of any Security has the right, exercisable at any time prior to 5:00 p.m. New York City time, on or prior to the Tender Notification Date or, in the event of a Convertible Remarketing which does not fail, from and after the Reset Date through June 15, 2028 (except that Securities called for redemption by the Company will be convertible at any time prior to 5:00 p.m., New York City time, on any Redemption Date) to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into shares of Class A Common Stock. Prior to the Reset Date, each Security is convertible, at the option of the Holder into 1.5179 shares of Class A Common Stock for each $50 in aggregate principal amount of Securities (equivalent to a conversion price of $32.94 per share of Class A Common Stock). On and after the Reset Date, the Securities may, at the option of the Company and subject to the results of the Remarketing, become nonconvertible or convertible into a different number of shares of Class A Common Stock. The conversion ratio and equivalent conversion price in effect at any time are known as the "Applicable Conversion Price" and the "Applicable Conversion Ratio," respectively, and are subject to adjustment under certain circumstances. If a Security is called for redemption, the conversion right will terminate at 5:00 p.m. New York City time on the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  To convert a Security, a Holder must (1) complete and sign a conversion notice substantially in the form attached hereto, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Security Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Security for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Security on such Regular Record Date. In such event, such Security, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the Applicable Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Class A Common Stock.

                  16. Registration Rights. The Holders of the Preferred Securities, the Securities and the Guarantee and the shares of Class A Common Stock of the Company issuable upon conversion of the Securities (collectively, the "Registrable Securities") are entitled to the benefits of a Registration Rights Agreement, dated as of June 19, 1998, among the Company, the Trust and the Initial Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the holders of the Registrable Securities that they will (i) at the Company's sole expense, prior to August 18, 1998 file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (ii) use their best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act prior to October 19, 1998 and
(iii) use their best efforts to maintain such Shelf Registration Statement continuously effective and useable for two years or such other period as shall be required under Rule 144(k) of the Securities Act or any successor rule thereto or, if earlier, such time as all of the applicable Registrable Securities have been sold thereunder (except that the Company will be permitted to suspend the use of the Shelf Registration Statement during certain periods under certain circumstances specified in the Registration Rights Agreement). If the Company fails to comply with any of clauses (i) through (iii) above, subject to certain exceptions provided in the Registration Rights Agreement, (a "Registration Default") then, at such time, the Applicable Rate will increase by 50 basis points (.50%). Such increase will remain in effect from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, on which date the interest rate on the Securities will revert to the interest rate originally borne by the Securities.

                  17. Registration, Transfer, Exchange and Denominations. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $50 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancelation hereof.

                  18. Persons Deemed Owners. Except as provided in Section 3 hereof, the registered Holder of a Security may be treated as its owner for all purposes.

                  19. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, Holders of Securities entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  20. Events of Default and Remedies. The Securities shall have the Events of Default as set forth in Section 5.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities by notice to the Company and the Trustee may declare all amounts payable on the Securities (including any Additional Payments) to be due and payable immediately; provided that, if the Property Trustee is the sole Holder of the Securities and if upon an Event of Default, the Trustee or the Holders of not less than 25% in aggregate principal amount of the then Outstanding Securities fail to declare the principal of all the Securities to be immediately due and payable, the Holders of at least 25% in aggregate liquidation amount of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee, and upon any such declaration such principal and all accrued interest (and Additional Payments, if any) shall become immediately due and payable; and provided further that any such declaration will not be effective until the earlier to occur of (i) ten business days after receipt by the Company and the administrative agent under the Senior Credit Agreement of written notice of such declaration and (ii) acceleration of obligations under the Senior Credit Agreement. The Holders of a majority in aggregate principal amount of the Outstanding Securities may annul such declaration and waive the default by written notice to the Property Trustee, the Company and the Trustee if the default (other than the nonpayment of the principal of these Securities which has become due solely by such acceleration) has been cured and a sum sufficient to pay all matured installments of interest (and Additional Payments, if any) and principal due otherwise than by acceleration has been deposited with the Trustee. Should the Holders of the Securities of such a series fail to annul such declaration and waive such default, the Holders of a majority in aggregate liquidation amount of the Preferred Securities shall have such right. Upon the effectiveness of any such declaration such principal amount (or specified amount) of and the accrued interest (including any Additional Payments) on all the Securities of such series shall then become immediately due and payable; and provided further that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in the Indenture.

                  In the case of an Event of Default, the Holders of a majority in principal amount of the Securities then Outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

                  Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Securities issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

                  21. Amendments, Supplements and Waivers. The Indenture permits, subject to the rights of the Holders of Preferred Securities set forth therein and in the Declaration and with certain other exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, subject to the rights of the Holders of the Preferred Securities set forth therein and in the Declaration, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. The above description of amendments, supplements and waivers is qualified by reference to, and subject in its entirety by the more complete description thereof contained in the Indenture.

                  22. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not a Trustee, subject to certain limitations provided for in the Indenture and in the Trust Indenture Act. Any Agent may do the same with like rights.

                  23. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                  24. Governing Law. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE SECURITIES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                  25. Authentication. The Securities shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

                  26. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  The Company will furnish to any Holder of the Securities upon written request and without charge a copy of the Indenture. Request may be made to:

                                    Budget Group, Inc.
                                    121 Basin Street, Suite 210
                                    Daytona Beach, FL 32114
                                    Attention:  Secretary

                                ASSIGNMENT FORM


                To assign this Security, fill in the form below:

                (I) or (we) assign and transfer this Security to

-------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)





-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint -------------------------------------------------------
agent to transfer this Security on the books of the Company.
The agent may substitute another to act for him.


         Your Signature:
                        -------------------------------------------------------
                        (Sign exactly as your name appears on
                        the other side of this Security)

         Date:
              ------------------------


         Signature Guarantee:(4)
                                ----------------------------------

[Include the following if the Security bears a Restricted
Securities Legend --

In connection with any transfer of any of the Securities evidenced by this certificate, the undersigned confirms that such Securities are being:

---------------------------

   (4) (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition, to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

CHECK ONE BOX BELOW

         (1)      [ ]      exchanged for the undersigned's own account
                           without transfer; or

         (2)      [ ]      transferred pursuant to and in compliance with Rule
                           144A under the Securities Act of 1933; or

         (3)      [ ]      transferred pursuant to another available exemption
                           from the registration requirements of the Securities
                           Act of 1933; or

         (4)      [ ]      transferred pursuant to an effective registration
                           statement under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (2) or (3) is checked, the Trustee may require, prior to registering any such transfer of the Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                           ---------------------------
                                                    Signature

Signature Guarantee:(5)


-------------------------------------      ---------------------------
Signature must be guaranteed                        Signature


--------------------------------------------------------------------------------

-------------

   (5) (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.]


                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
       -------------------                    ---------------------------------
                                               NOTICE:   [To be executed by
                                                         an executive officer]

                      (TO BE ATTACHED TO GLOBAL SECURITIES)

                                   SCHEDULE A

                  The initial principal amount of this Global Security shall be
$    . The following increases or decreases in the principal amount of this
Global Security have been made:



                       Amount of in
                       crease in Principal
                       Amount of this
                       Global Security                               Principal Amount       Signature of
                       including upon         Amount of decrease     of this Global         authorized officer
                       exercise of            in Principal           Security following     of Trustee or
                       over-allotment         Amount of this         such decrease or       Securities
Date Made              option                 Global Security        increase               Custodian
-------------------------------------------------------------------------------------------------------------


                               ELECTION TO CONVERT


To:  Budget Group, Inc.

                  The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Class A Common Stock of Budget Group, Inc. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any Holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Security, agrees to be bound by the terms of the Registration Rights Agreement relating to the Class A Common Stock issuable upon conversion of the Securities.

Date:      ,

         in whole __
                                                Portions of Security to be
                                                converted ($50 or integral
                                                multiples thereof):
                                                $
                                                 -----------------

                                            -----------------------------------
                                            Signature (for conversion only)


                                                Please Print or Typewrite Name
                                                and Address, Including Zip
                                                Code, and Social Security or
                                                Other Identifying Number

                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------


                              Signature Guarantee:(6)
                                                     ---------------------------
-------------
   (6) (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)